UNITED STATES                      OMB APPROVAL
              SECURITIES AND EXCHANGE COMMISSION     OMB Number:   3235 -0307
                      Washington, D.C. 20549         Expires:  December 31, 2008
                                                     Estimated average burden
                                                     hours per response....433.0

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [  ]
Pre-Effective Amendment No. _____                                       [  ]
Post-Effective Amendment No.    32
                            ---------
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [  ]
       Amendment No.    33                                              [  ]
                    ---------
                        (Check appropriate box or boxes)

            BARON INVESTMENT FUNDS TRUST f/k/a BARON ASSET FUND
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               767 Fifth Avenue, 49th fl, New York, NY 10153
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code    212-583-2000
                                                  ------------------------------

                    Patrick M. Patalino, Chief Legal Officer
c/o Baron Investment Funds Trust, 767 Fifth Avenue, 49th fl, New York, NY 10153
--------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering
                                            ------------------------------------

It is proposed that this filing will become effective (check appropriate box)
   [X]   immediately upon filing pursuant to paragraph (b)
   [ ]   on (date) pursuant to paragraph (b)
   [ ]   60 days after filing pursuant to paragraph (a)(1)
   [ ]   on (date) pursuant to paragraph (a)(1)
   [ ]   75 days after filing pursuant to paragraph (a)(2)
   [ ]   on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     Omit from the facing sheet reference to the other Act if the Registration Statement or amendment is filed under only one of the Acts. Include the "Approximate Date of Proposed Public Offering" and "Title of Securities Being Registered" only where securities are being registered under the Securities Act of 1933.

     Form N-1A is to be used by open-end management investment companies, except insurance company separate accounts and small business investment companies licensed under the United States Small Business Administration, to register under the Investment Company Act of 1940 and to offer their shares under the Securities Act of 1933. The Commission has designed Form N-1A to provide investors with information that will assist them in making a decision about investing in an investment company eligible to use the Form. The Commission also may use the information provided on Form N-1A in its regulatory, disclosure review, inspection, and policy making roles.

       PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION
       CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

     A Registrant is required to disclose the information specified by Form N-1A, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-1A unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 5th Street, NW, Washington, D.C. 20549-6009. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Sec. 3507.


SEC 2052 (5-07)

SEC file number: 811-5032

       |                                                   PROSPECTUS
       |                                                     January 23, 2008
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                                                          BARON ASSET FUND
                                                         BARON GROWTH FUND
                                                      BARON SMALL CAP FUND
                                                   BARON iOPPORTUNITY FUND
                                            BARON FIFTH AVENUE GROWTH FUND

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



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          This  prospectus  is for  the  Baron  Investment  Funds  Trust,  which currently has five series, Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund. If you are interested in the Baron Partners Fund, which is a series of Baron Select Funds, please visit www.BaronFunds.com or contact us at 1-800-99BARON.

--------------------------------------------------------------------------------

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This prospectus contains essential information
for anyone investing in these Funds. Please                  Baron Asset Fund
read it carefully and keep it for                           Baron Growth Fund
reference.                                               Baron Small Cap Fund
                                                      Baron iOpportunity Fund
The Securities and Exchange Commission         Baron Fifth Avenue Growth Fund
("SEC") has not approved or disapproved
these shares or determined if this                          767 Fifth Avenue
prospectus is truthful or complete.  Any            New York, New York 10153
representation to the contrary is a criminal                   1-800-99BARON
offense.                                                        212-583-2100

January 23, 2008

--------------------------------------------------------------------------------

TABLE OF CONTENTS                                                 BARON FUNDS(r)
--------------------------------------------------------------------------------

Information about the             Investment Goals..........................   3
Funds                             Principal Investment Strategies...........   3
                                  Principal Investment Risks................   5
                                  Performance...............................   6
                                  Fund Expenses.............................  11
                                  Financial Highlights......................  13
                                  Other Investment Strategies...............  18
                                  Management of the Funds...................  21

--------------------------------------------------------------------------------

Information about your            How Your Shares are Priced................  24
Investment                        How to Purchase Shares....................  24
                                  How to Redeem Shares......................  29
                                  How to Exchange Shares....................  32
                                  Special Information about the Baron Funds(r)
                                  Website...................................  32
                                  Disclosure of Portfolio Holdings..........  33
                                  Distributions and Taxes...................  34
                                  General Information.......................  35







--------------------------------------------------------------------------------
1-800-99BARON                                                                  2

INFORMATION ABOUT THE FUNDS                                       BARON FUNDS(R)
================================================================================


INVESTMENT GOALS

BARON ASSET FUND                   capital appreciation through long-term
                                   investments primarily in securities of
                                   medium-sized companies with undervalued
                                   assets or favorable growth prospects

BARON GROWTH FUND                  capital appreciation through long-term
                                   investments primarily in the securities
                                   of small-sized growth companies

BARON SMALL CAP FUND               capital appreciation through investments
                                   primarily in securities of small-sized
                                   growth companies

BARON iOPPORTUNITY FUND            capital appreciation through investments
                                   primarily in growth companies that benefit from technology advances

BARON FIFTH AVENUE GROWTH FUND     capital appreciation through investments
                                   primarily in the securities of larger
                                   growth companies

PRINCIPAL INVESTMENT STRATEGIES

In making investment decisions for the Baron Funds (the "Funds"), the Adviser seeks:

1. securities that the Adviser believes have favorable price to value characteristics based on the Adviser's assessment of their prospects for future growth and profitability; and

2. businesses that the Adviser believes are well managed, have significant long-term growth prospects and are attractively priced.

The Adviser's research process includes visits and interviews with company managements, their major competitors, and often their customers. It also studies industry data, statistics and trends. It looks for companies that it believes have the ability to grow substantially within a four or five year period. The Adviser looks for companies that it believes have special business niches that offer favorable business opportunities and sustainable barriers to competition. It also seeks companies that it believes have strong management capabilities, good employee morale and favorable reputations. It also studies a company's financial strength and profitability.

The Funds purchase stocks the Adviser believes are undervalued relative to their businesses' long-term growth prospects, future cash flows and asset values. The Funds seek to invest in businesses before their long-term growth prospects are

--------------------------------------------------------------------------------
3                                                             www.BaronFunds.com

BARON FUNDS(r)                                       INFORMATION ABOUT THE FUNDS
================================================================================

appreciated by other investors. The Funds may make significant investments in companies in which the Adviser has the greatest conviction. Of course, there can be no guarantee that the Adviser will be successful at achieving the Funds' investment goals.

The Funds have a long-term outlook and often invest in businesses for several years. The Funds hope for significant business growth and stock price appreciation over that time period. As long-term investors in businesses, the Funds are designed for long-term shareholders. The Funds are not designed, or intended to be suitable, for investors who intend to purchase and then sell their Fund shares within a six-month period (please see pages 28-29 of this prospectus regarding the Funds' policies on short-term trading).

BARON ASSET FUND invests for the long-term primarily in common stocks of mid-sized growth companies selected for their capital appreciation potential. A mid-sized growth company is defined as one having a market capitalization of $2.5 billion to $10 billion at the time of purchase. Baron Asset Fund purchases stocks in businesses that the Adviser believes could double in value in four years. Of course, there can be no guarantee that the Adviser will be successful in achieving the Fund's investment goals. Because of its long-term approach, the Fund could have a significant percentage of its assets invested in securities that have appreciated beyond their original market cap ranges.

BARON GROWTH FUND invests for the long-term primarily in common stocks of small-sized growth companies selected for their capital appreciation potential. A small-sized growth company is defined as one having a market capitalization of under $2.5 billion at the time of purchase. Baron Growth Fund purchases stocks in businesses the Adviser believes could double in value in four or five years, and then hopefully, double again in the next four or five years. Of course, there can be no guarantee that the Adviser will be successful in achieving the Fund's investment goals.

BARON SMALL CAP FUND invests primarily in common stocks of small-sized growth companies selected for their capital appreciation potential. At least 80% of the Fund's total assets are invested in the securities of small-sized growth companies. A small-sized growth company is defined as one having a market capitalization of under $2.5 billion at the time of purchase. The Fund seeks to purchase securities that the Adviser expects could increase in value 50% within two years.

For Baron Growth Fund and Baron Small Cap Fund if the Adviser is successful in identifying and investing for the long-term in fast growing small businesses for the Fund, the Funds' shareholders should expect to have a significant percentage of Funds' assets invested in successful mid-sized and large-sized growth companies purchased when those businesses were small-sized growth companies. When these investments are sold as their characteristics, maturation and growth prospects

--------------------------------------------------------------------------------
1-800-99BARON                                                                  4

INFORMATION ABOUT THE FUNDS                                       BARON FUNDS(r)
================================================================================

change, the Adviser will use available cash proceeds to invest primarily in other small-sized growth companies.

BARON iOPPORTUNITY FUND invests primarily in common stocks of growth companies selected for their capital appreciation potential and that the Adviser believes have growth opportunities that result from the rapidly changing information technology environment, including the Internet. The Fund seeks to invest in both new emerging companies and more mature "bricks and mortar" businesses that the Adviser believes have significant, sustainable, growth opportunities. The Fund seeks to purchase these securities at prices the Adviser deems attractive based on the Adviser's then-projected cash flows and/or customer and asset valuations. At least 80% of the Fund's total assets are invested in the securities of companies that have Internet-related and information technology growth opportunities. The Fund seeks to purchase securities that the Adviser expects could increase in value 100% within four years.

BARON FIFTH AVENUE GROWTH FUND invests primarily in common stocks of large-sized growth companies selected for their capital appreciation potential. At least 80% of the Fund's total assets are invested in the securities of large-sized growth companies. A large-sized growth company is defined as one having a market capitalization of greater than $5 billion at the time of purchase. The Fund seeks to purchase securities that the Adviser expects could increase in value 100% within five years.

The Funds will not sell positions just because their market values have increased. The Funds will add to positions in a company even though its market capitalization has increased through appreciation beyond the limits stated, if, in the Adviser's judgment, the company is still an attractive investment.

KINDS OF SECURITIES THE FUNDS BUY

The Funds invest primarily in common stocks but may also invest in other equity-type securities such as convertible bonds and debentures, preferred stocks, warrants and convertible preferred stocks. The Funds may also make investments in securities that are not publicly-traded. Securities are selected for their capital appreciation potential; investment income is not a consideration.

PRINCIPAL INVESTMENT RISKS

GENERAL STOCK MARKET RISK. Investing in the stock market is risky because equity securities fluctuate in value, often based on factors unrelated to the intrinsic value of the issuer. These fluctuations may be due to political, economic or general market circumstances. Other factors may affect a single company or industry, but not the broader market. Because the values of securities fluctuate, when you sell your investment in a Fund you may receive more or less money than you originally invested.

--------------------------------------------------------------------------------
5                                                             www.BaronFunds.com

BARON FUNDS(r)                                       INFORMATION ABOUT THE FUNDS
================================================================================

SMALL AND MEDIUM-SIZED COMPANIES. The Adviser believes there is more potential for capital appreciation in smaller companies, but there also may be more risk. Securities of small and medium-sized companies may not be well known to most investors, and the securities may be thinly traded. The securities of smaller companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small and medium-sized companies rely more on the skills of management and on their continued tenure. Investing in small and medium-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

LARGE POSITIONS. Even though each Fund is diversified, one or more Funds may establish large positions in companies in which the Adviser has the greatest conviction. Movement in the prices of securities in which a Fund holds large positions would have a significant impact on the Fund's net asset value. These large positions may represent a significant part of a company's outstanding stock, and sales by the Funds could adversely affect stock prices. A Fund's returns may be more volatile than those of a fund that does not establish large positions.

LONG-TERM OUTLOOK AND PROJECTIONS. The Funds are designed for long-term investors who are willing to hold investments for a substantial period of time. The cash flows and valuations that the Adviser projects for a company may not be achieved, which could negatively impact the value of that investment.

INTERNET AND INFORMATION TECHNOLOGY. Internet-related and information technology companies, as well as companies propelled by new technologies, may present the risk of rapid change and product obsolescence, and their successes may be difficult to predict for the long-term. Some Internet-related companies may be newly formed and have limited operating history and experience. Internet-related companies may also be adversely affected by changes in governmental policies, competitive pressures and changing demand. The securities of these companies may also experience significant price movements caused by disproportionate investor optimism or pessimism, with little or no basis in the companies' fundamentals or economic conditions.

SECURITIES NOT PUBLICLY TRADED. Securities that are not publicly traded may be difficult to sell or may be subject to agreements that prohibit or limit their sale or other disposition. This investment approach requires a long-term outlook and may involve more risk.

PERFORMANCE

The information below shows the Funds' annual returns and their long-term performance. The information provides some indications of the risks of investing in

--------------------------------------------------------------------------------
1-800-99BARON                                                                  6

INFORMATION ABOUT THE FUNDS                                       BARON FUNDS(r)
================================================================================

the Funds. The bar charts show you how the performance for each Fund has varied from year to year. The tables compare the performance of the Funds over time to relevant indices. How the Funds have performed in the past is not necessarily an indication of how they will perform in the future. The annual report contains additional performance information that is available upon request without charge by writing or calling the Funds at the address and telephone number set forth in this prospectus.

Performance information can also be found at www.BaronFunds.com/performance.

BARON ASSET FUND
Annual returns for periods ended 12/31 of each year

[BAR GRAPH]

4.3%  16.3%  0.4%  -10.1%  -20.0%  27.3%   27.1%  12.5%  14.6%  10.1%
---------------------------------------------------------------------
1998  1999   2000   2001    2002   2003    2004   2005   2006   2007

Best Quarter: 12/31/98:  26.6%
Worst Quarter:09/30/98: -23.4%


BARON GROWTH FUND
Annual returns for periods ended 12/31 of each year

[BAR GRAPH]

0.1%  44.7%  -4.6%  12.7%  -12.3%  31.7%   26.6%  5.7%   15.5%   6.6%
---------------------------------------------------------------------
1998  1999   2000   2001    2002   2003    2004   2005   2006   2007

Best Quarter: 12/31/99:  23.8%
Worst Quarter:09/30/98: -22.1%

--------------------------------------------------------------------------------
7                                                             www.BaronFunds.com

BARON FUNDS(r)                                       INFORMATION ABOUT THE FUNDS
================================================================================

BARON SMALL CAP FUND
Annual returns for periods ended 12/31 of each year

[BAR GRAPH]

 2.2% 70.8% -17.5%  5.2%   -9.7%  38.8%    22.2%  8.3%  11.8%  11.7%
---------------------------------------------------------------------
1998  1999   2000   2001    2002   2003    2004   2005   2006   2007

Best Quarter: 12/31/99:  34.6%
Worst Quarter:09/30/98: -28.1%


BARON iOPPORTUNITY FUND
Annual returns for periods ended 12/31 of each year

[BAR GRAPH]

-3.6%   -29.0%  73.8%   25.6%  7.0%   12.1%  21.1%
---------------------------------------------------
 2001    2002   2003    2004   2005   2006   2007

Best Quarter: 12/31/01:  43.3%
Worst Quarter:09/30/01: -37.9%

--------------------------------------------------------------------------------
1-800-99BARON                                                                  8

INFORMATION ABOUT THE FUNDS                                       BARON FUNDS(r)
================================================================================

BARON FIFTH AVENUE GROWTH FUND
Annual returns for periods ended 12/31 of each year

[BAR GRAPH]

8.5%   10.2%  5.6%
-------------------
2005   2006   2007

Best Quarter: 12/31/06:  7.3%
Worst Quarter:03/31/05: -4.7%

AVERAGE ANNUAL TOTAL RETURNS (for periods ended 12/31/07)

The following table shows the Funds' average annual returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2007. The index information is intended to permit you to compare each Fund's performance to a broad measure of market performance. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in a Fund. A Fund's "RETURN AFTER TAXES ON DISTRIBUTIONS" shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. A Fund's "RETURN AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but they do not include the impact of state and local taxes. In some instances, the "RETURN AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES" is greater than the "RETURN BEFORE TAXES" because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA or Coverdell account), or to investors that are tax-exempt.

--------------------------------------------------------------------------------
9                                                             www.BaronFunds.com

BARON FUNDS(r)                                       INFORMATION ABOUT THE FUNDS
================================================================================

                                                                                             SINCE
                                                                   1 YEAR 5 YEARS 10 YEARS INCEPTION
----------------------------------------------------------------------------------------------------
BARON ASSET FUND (Inception date: 06-12-87)
----------------------------------------------------------------------------------------------------
Return before taxes                                                10.13% 18.11%    7.24%    13.16%
----------------------------------------------------------------------------------------------------
Return after taxes on distributions                                 9.60% 17.37%    6.47%    12.34%
----------------------------------------------------------------------------------------------------
Return after taxes on distributions & sale of Fund shares           7.27% 15.92%    6.10%    11.79%
----------------------------------------------------------------------------------------------------
S&P 500 (reflects no deductions for fees, expenses or taxes)*       5.48% 12.81%    5.89%    10.53%
----------------------------------------------------------------------------------------------------
Russell 2000 (reflects no deductions for fees, expenses or taxes)* -1.57% 16.25%    7.08%     9.46%
----------------------------------------------------------------------------------------------------
Russell MidCap Growth (reflects no deductions for fees,
 expenses or taxes)*                                               11.43% 17.90%    7.59%    10.66%^
----------------------------------------------------------------------------------------------------
Russell 2500 (reflects no deductions for fees, expenses or taxes)*  1.38% 16.99%    9.01%    11.25%
----------------------------------------------------------------------------------------------------
BARON GROWTH FUND (Inception date: 12-31-94)
----------------------------------------------------------------------------------------------------
Return before taxes                                                 6.59% 16.77%   11.48%    16.85%
----------------------------------------------------------------------------------------------------
Return after taxes on distributions                                 5.84% 16.28%   10.72%    16.15%
----------------------------------------------------------------------------------------------------
Return after taxes on distributions & sale of Fund shares           5.29% 14.78%    9.96%    15.22%
----------------------------------------------------------------------------------------------------
Russell 2000 (reflects no deductions for fees, expenses or taxes)  -1.57% 16.25%    7.08%    10.42%
----------------------------------------------------------------------------------------------------
Russell 2000 Growth (reflects no deductions for fees,
 expenses or taxes)                                                 7.05% 16.50%    4.32%     7.34%
----------------------------------------------------------------------------------------------------
S&P 500 (reflects no deductions for fees, expenses or taxes)        5.48% 12.81%    5.89%    11.24%
----------------------------------------------------------------------------------------------------
BARON SMALL CAP FUND (Inception date: 09-30-97)
----------------------------------------------------------------------------------------------------
Return before taxes                                                11.69% 18.07%   12.12%    12.14%
----------------------------------------------------------------------------------------------------
Return after taxes on distributions                                10.60% 17.21%   11.59%    11.63%
----------------------------------------------------------------------------------------------------
Return after taxes on distributions & sale of Fund shares           9.06% 15.91%   10.80%    10.83%
----------------------------------------------------------------------------------------------------
Russell 2000 (reflects no deductions for fees, expenses or taxes)  -1.57% 16.25%    7.08%     6.55%
----------------------------------------------------------------------------------------------------
Russell 2000 Growth (reflects no deductions for fees,
 expenses or taxes)                                                 7.05% 16.50%    4.32%     3.35%
----------------------------------------------------------------------------------------------------
S&P 500 (reflects no deductions for fees, expenses or taxes)        5.48% 12.81%    5.89%     6.03%
----------------------------------------------------------------------------------------------------
BARON iOPPORTUNITY FUND (Inception date: 02-29-00)
----------------------------------------------------------------------------------------------------
Return before taxes                                                21.10% 25.98%              3.66%
----------------------------------------------------------------------------------------------------
Return after taxes on distributions                                21.10% 25.98%              3.64%
----------------------------------------------------------------------------------------------------
Return after taxes on distributions & sale of Fund shares          13.72% 23.28%              3.15%
----------------------------------------------------------------------------------------------------
NASDAQ Composite (reflects no deductions for fees,
 expenses or taxes)                                                 9.81% 14.71%             -7.04%
----------------------------------------------------------------------------------------------------
S&P 500 (reflects no deductions for fees, expenses or taxes)        5.48% 12.81%              2.60%
----------------------------------------------------------------------------------------------------
BARON FIFTH AVENUE GROWTH FUND (Inception date: 04-30-04)
----------------------------------------------------------------------------------------------------
Return before taxes                                                 5.64%                     9.29%
----------------------------------------------------------------------------------------------------
Return after taxes on distributions                                 4.35%                     8.92%
----------------------------------------------------------------------------------------------------
Return after taxes on distributions & sale of Fund shares           5.37%                     8.02%
----------------------------------------------------------------------------------------------------
S&P 500 (reflects no deductions for fees, expenses or taxes)        5.48%                    10.00%
----------------------------------------------------------------------------------------------------

* The Adviser believes that the Russell 2000 and the Russell 2500 are no longer appropriate comparison indices for Baron Asset Fund (BAF). The Russell 2000 measures the performance of small companies and the Russell 2500 of small and medium-sized companies. Prior to February 15, 2007, BAF's strategy was to invest in small and medium-sized growth companies. Since then, BAF's investment strategy has shifted to medium-sized growth companies. The Adviser believes that the Russell MidCap Growth is more representative of BAF's current investment goal. We will continue to provide the comparison to the smaller cap indices until March 31, 2008. ^
^    Annualized for the period June 30, 1987 to December 31, 2007.

--------------------------------------------------------------------------------
1-800-99BARON                                                                 10

INFORMATION ABOUT THE FUNDS                                       BARON FUNDS(r)
================================================================================

The Russell 2000 is a widely recognized unmanaged index of smaller companies. The Russell 2500 is an unmanaged index of small to medium-sized companies. The Russell MidCap Growth is an unmanaged index of those Russell MidCap medium-sized companies that are classified as growth companies. The NASDAQ Composite is an unmanaged index that tracks the performance of market-value weighted common stocks listed on NASDAQ. The S&P 500 is an unmanaged index that measures the performance of larger cap equities. The Funds may also compare their performance to the performance of their respective peer groups, as published by Morningstar and Lipper.


FUND EXPENSES

The table below describes the fees and expenses that you would pay if you bought and held shares of the Funds.

ANNUAL FUND OPERATING EXPENSES+
(Expenses that are deducted from Fund assets)

                                                                      Total
                                                                     Annual
                                              Distribution            Fund
                                   Management   (12b-1)     Other   Operating
                                      Fee         Fee*     Expenses Expenses
  ---------------------------------------------------------------------------
  BARON ASSET FUND                    1.0%        0.25%      0.09%    1.34%
  ---------------------------------------------------------------------------
  BARON GROWTH FUND                   1.0%        0.25%      0.06%    1.31%
  ---------------------------------------------------------------------------
  BARON SMALL CAP FUND                1.0%        0.25%      0.06%    1.31%
  ---------------------------------------------------------------------------
  BARON iOPPORTUNITY FUND**           1.0%        0.25%      0.18%    1.43%
  ---------------------------------------------------------------------------
  BARON FIFTH AVENUE GROWTH FUND**    1.0%        0.25%      0.11%    1.36%
  ---------------------------------------------------------------------------

+    Based on the fiscal year ended September 30, 2007.
* Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge.
** The Adviser has contractually agreed to reimburse certain expenses of BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND so that their total operating expenses are limited to 1.50% and 1.40% of average net assets, respectively. The advisory contracts are renewable annually.

BARON iOPPORTUNITY FUND imposes a short-term trading fee of 1% on redemptions of shares held for less than 6 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your

--------------------------------------------------------------------------------
11                                                            www.BaronFunds.com

BARON FUNDS(r)                                       INFORMATION ABOUT THE FUNDS
================================================================================

investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              YEAR                               1    3    5     10
              -------------------------------------------------------
              BARON ASSET FUND                  $136 $425 $734 $1,613
              -------------------------------------------------------
              BARON GROWTH FUND                 $133 $415 $718 $1,579
              -------------------------------------------------------
              BARON SMALL CAP FUND              $133 $415 $718 $1,579
              -------------------------------------------------------
              BARON iOPPORTUNITY FUND           $146 $452 $782 $1,713
              -------------------------------------------------------
              BARON FIFTH AVENUE GROWTH FUND    $138 $431 $745 $1,635
              -------------------------------------------------------

There are additional charges if you have retirement accounts and wire transfers. You also may purchase and redeem your shares through broker-dealers or others who may charge a commission or other transaction fee for their services (please see "How to Purchase Shares" on pages 24-29 and "How to Redeem Shares" on pages 29-33 of this prospectus).

The 12b-1 fee is paid to Baron Capital, Inc. the distributor of the Funds, for shareholder and distribution services. Because the fees are paid out of Fund assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
1-800-99BARON                                                                 12

INFORMATION ABOUT THE FUNDS                                       BARON FUNDS(r)
================================================================================

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. The "total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request by calling 1-800-99BARON.

BARON ASSET FUND

FISCAL YEAR ENDED SEPTEMBER 30               2007         2006       2005       2004       2003
Net Asset Value, Beginning of Year      $  60.08       $  56.52   $  47.89   $  40.05   $  35.65
--------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS                (1)
Net Investment Loss                        (0.10)         (0.27)     (0.46)     (0.43)     (0.46)
Net Realized and Unrealized Gains
 on Investments                            11.27           6.64      12.08       8.27       6.04
--------------------------------------------------------------------------------------------------
Total from Investment Operations           11.17           6.37      11.62       7.84       5.58
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income                       0.00           0.00       0.00       0.00       0.00
Net Realized Gains on Investments          (4.68)         (2.81)     (2.99)      0.00      (1.18)
--------------------------------------------------------------------------------------------------
Total Distributions                        (4.68)         (2.81)     (2.99)      0.00      (1.18)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Year            $  66.57       $  60.08   $  56.52   $  47.89   $  40.05
--------------------------------------------------------------------------------------------------
TOTAL RETURN                               19.56%         11.54%     25.21%     19.58%     16.11%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions), End of Year   $4,468.0       $3,365.6   $2,687.4   $2,002.4   $1,957.2
Ratio of Operating Expenses to Average           (2)
 Net Assets                                 1.34%          1.33%      1.34%      1.34%      1.34%
--------------------------------------------------------------------------------------------------
Ratio of Net Investment Loss to Average
 Net Assets                                (0.17%)        (0.49%)    (0.91%)    (0.90%)    (1.14%)
Portfolio Turnover Rate                    13.39%         21.87%     11.47%     19.57%     27.95%
--------------------------------------------------------------------------------------------------

(1)
    Based on average shares outstanding.
(2)
    Benefit of expense reduction rounds to less than 0.01%.

--------------------------------------------------------------------------------
13                                                            www.BaronFunds.com

BARON FUNDS(r)                                       INFORMATION ABOUT THE FUNDS
================================================================================

BARON GROWTH FUND

FISCAL YEAR ENDED SEPTEMBER 30               2007          2006        2005        2004        2003
Net Asset Value, Beginning of Year      $   47.23       $   45.96   $   38.92   $   32.65   $   26.96
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS                 (1)
Net Investment Loss                         (0.25)          (0.29)      (0.29)      (0.30)      (0.25)
Net Realized and Unrealized Gains
 on Investments                             10.11            3.61        7.33        6.57        5.94
-------------------------------------------------------------------------------------------------------
Total from Investment Operations             9.86            3.32        7.04        6.27        5.69
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income                        0.00            0.00        0.00        0.00        0.00
Net Realized Gains on Investments           (2.54)          (2.05)       0.00        0.00        0.00
-------------------------------------------------------------------------------------------------------
Total Distributions                         (2.54)          (2.05)       0.00        0.00        0.00
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year            $   54.55       $   47.23   $   45.96   $   38.92   $   32.65
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                21.41%           7.36%      18.09%      19.20%      21.11%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions), End of Year      $7,075.9      $5,315.8    $5,005.1    $3,135.6    $2,185.4
Ratio of Operating Expenses to Average            (2)
 Net Assets                                  1.31%           1.31%       1.31%       1.33%       1.36%
-------------------------------------------------------------------------------------------------------
Ratio of Net Investment Loss to Average
 Net Assets                                 (0.49%)         (0.61%)     (0.73%)     (0.89%)     (1.11%)
-------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     21.37%          21.27%)     15.50%      27.15%      32.63%
-------------------------------------------------------------------------------------------------------

(1)
     Based on average shares outstanding.
(2)
     Benefit of expense reduction rounds to less than 0.01%.

--------------------------------------------------------------------------------
1-800-99BARON                                                                 14

INFORMATION ABOUT THE FUNDS                                       BARON FUNDS(r)
================================================================================

BARON SMALL CAP FUND

FISCAL YEAR ENDED SEPTEMBER 30               2007         2006       2005       2004       2003
Net Asset Value, Beginning of Year      $  23.59       $  23.08   $  19.18   $  17.26   $  13.73
--------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS                (1)
Net Investment Loss                        (0.02)         (0.18)     (0.10)     (0.15)     (0.11)
Net Realized and Unrealized Gains
 on Investments                             4.96           1.43       4.55       2.07       4.02
--------------------------------------------------------------------------------------------------
Total from Investment Operations            4.94           1.25       4.45       1.92       3.91
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income                       0.00           0.00       0.00       0.00       0.00
Net Realized Gains on Investments          (3.06)         (0.74)     (0.55)      0.00      (0.38)
--------------------------------------------------------------------------------------------------
Total Distributions                        (3.06)         (0.74)     (0.55)      0.00      (0.38)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Year            $  25.47       $  23.59   $  23.08   $  19.18   $  17.26
--------------------------------------------------------------------------------------------------
TOTAL RETURN                               22.54%          5.52%     23.56%     11.12%     29.20%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions), End of Year   $3,522.4       $2,921.7   $2,828.6   $1,782.1   $1,210.5
Ratio of Operating Expenses to Average           (2)
 Net Assets                                 1.31%          1.33%      1.33%      1.33%      1.36%
--------------------------------------------------------------------------------------------------
Ratio of Net Investment Loss to Average
 Net Assets                                (0.09%)        (0.73%)    (0.48%)    (0.88%)    (0.87%)
Portfolio Turnover Rate                    36.51%         39.99%     24.68%     32.92%     30.29%
--------------------------------------------------------------------------------------------------

(1)
    Based on average shares outstanding.
(2)
    Benefit of expense reduction rounds to less than 0.01%.

--------------------------------------------------------------------------------
15                                                            www.BaronFunds.com

BARON FUNDS(r)                                       INFORMATION ABOUT THE FUNDS
================================================================================

BARON iOPPORTUNITY FUND

FISCAL YEAR ENDED SEPTEMBER 30                  2007          2006         2005          2004          2003
Net Asset Value, Beginning of Year          $ 10.05       $  9.16      $  7.58       $  6.48       $  3.63
----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS                   (1)
Net Investment Loss                           (0.07)        (0.03)       (0.09)        (0.10)        (0.05)
Net Realized and Unrealized Gains
 on Investments                                3.03          0.92         1.66          1.18          2.89
----------------------------------------------------------------------------------------------------------------
Total from Investment Operations               2.96          0.89         1.57          1.08          2.84
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income                          0.00          0.00         0.00          0.00          0.00
Net Realized Gains on Investments              0.00          0.00         0.00          0.00          0.00
----------------------------------------------------------------------------------------------------------------
Total Distributions                            0.00          0.00         0.00          0.00          0.00
----------------------------------------------------------------------------------------------------------------
                                                   (2)           (2)
Redemption Fees Added to Paid-In Capital       0.00          0.00         0.01          0.02          0.01
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $ 13.01       $ 10.05      $  9.16       $  7.58       $  6.48
----------------------------------------------------------------------------------------------------------------
                                                    (3)                        (3)           (3)           (3)
TOTAL RETURN                                  29.45%         9.72%       20.84%        16.98%        78.51%
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions), End of Year          $198.0        $145.4       $145.7        $133.9        $109.3
Ratio of Operating Expenses to Average
 Net Assets                                    1.43%         1.45%        1.52%         1.56%         1.67%
Less: Expense Reimbursements and/or Offsets   (0.01%)        0.00%       (0.02%)       (0.06%)       (0.17%)
----------------------------------------------------------------------------------------------------------------
Ratio of Net Expenses to Average Net Assets    1.42%         1.45%        1.50%         1.50%         1.50%
----------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Loss to Average
 Net Assets                                   (0.61)%       (0.26%)      (1.01%)       (1.25%)       (1.18%)
Portfolio Turnover Rate                       46.20%        67.25%       83.64%        86.35%        89.72%
----------------------------------------------------------------------------------------------------------------

(1)
     Based on average shares outstanding.
(2)
     Less than $0.01 per share.
(3)
     The total returns would have been lower had certain expenses not been reduced during the periods shown.

--------------------------------------------------------------------------------
1-800-99BARON                                                                 16

INFORMATION ABOUT THE FUNDS                                       BARON FUNDS(r)
================================================================================

BARON FIFTH AVENUE GROWTH FUND

                                                                                              (2)
FISCAL YEAR ENDED SEPTEMBER 30                         2007       2006        2005        2004
Net Asset Value, Beginning of Year                 $12.22       $ 11.56   $ 9.89        $10.00
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS                         (1)
Net Investment Loss                                 (0.01)        (0.02)   (0.05)        (0.02)
Net Realized and Unrealized Gains (Losses)
 on Investments                                      1.91          0.68     1.72         (0.09)
--------------------------------------------------------------------------------------------------------
Total from Investment Operations                     1.90          0.66     1.67         (0.11)
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income                                0.00          0.00     0.00          0.00
Net Realized Gains on Investments                    0.00          0.00     0.00          0.00
--------------------------------------------------------------------------------------------------------
Total Distributions                                  0.00          0.00     0.00          0.00
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $14.12       $ 12.22   $11.56        $ 9.89
--------------------------------------------------------------------------------------------------------
                                                                                 (3)            (3)(4)
TOTAL RETURN                                        15.55%         5.71%   16.89%        (1.10%)
--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions), End of Year              $110.2       $ 123.3   $ 96.5        $ 49.3
Ratio of Operating Expenses to Average Net Assets         (5)                                  (6)
                                                     1.36%         1.39%    1.49%         1.67%
Less: Expense Reimbursements and/or Offsets                                                    (6)
                                                     0.00%         0.00%   (0.09%)       (0.27%)
--------------------------------------------------------------------------------------------------------
Ratio of Net Expenses to Average Net Assets                                                    (6)
                                                     1.36%         1.39%    1.40%         1.40%
--------------------------------------------------------------------------------------------------------
Ratio of Net Investment Loss to Average Net Assets                                              (6)
                                                    (0.08%)       (0.16%)  (0.58%)       (0.79%)
                                                                                               (4)
Portfolio Turnover Rate                             28.75%       105.77%   46.71%         7.58%
--------------------------------------------------------------------------------------------------------

(1)
     Based on average shares outstanding.
(2)
     For the period April 30, 2004 (Commencement of Operations) to September 30, 2004.
(3)
     The total returns would have been lower had certain expenses not been reduced during the periods shown.
(4)
     Not Annualized.
(5)
     Benefit of expense reduction rounds to less than 0.01%.
(6)
     Annualized.

--------------------------------------------------------------------------------
17                                                            www.BaronFunds.com

BARON FUNDS(r)                                       INFORMATION ABOUT THE FUNDS
================================================================================

OTHER INVESTMENT STRATEGIES

CASH POSITION. When the Adviser determines that opportunities for profitable investments are limited or that adverse market conditions exist, all or a portion of the Funds' assets may be invested in cash or cash equivalents such as money market instruments, which include U.S. Government securities, certificates of deposit, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements. When a Fund's investments in cash or similar investments increase, its investment goals may not be achieved. BARON ASSET FUND may borrow up to 5% of its net assets for extraordinary or emergency temporary investment purposes or to meet redemption requests that might otherwise require an untimely sale of portfolio securities. BARON GROWTH FUND, BARON SMALL CAP FUND, BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND may borrow up to 30% of the value of their respective total assets, including the amount borrowed, as of the time the borrowing is made, for temporary, emergency or other purposes.

DEBT SECURITIES. The Funds may invest in debt securities, which may include notes, bonds, debentures and money market instruments. Debt securities represent an obligation of the issuer to repay a loan of money to it, often with interest. The debt securities in which the Funds may invest include rated and unrated securities and convertible instruments. There is no minimum rating for the debt securities that may be purchased for those Funds. The Funds rely on the Adviser's assessment of the issuer's securities and do not use independent ratings organizations.

ILLIQUID SECURITIES. BARON ASSET FUND may invest up to 10%, and BARON GROWTH FUND, BARON SMALL CAP FUND, BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND may invest up to 15%, of their respective net assets in securities that are illiquid. An illiquid security is one that cannot be disposed of in the ordinary course of business within seven days.

SPECIAL SITUATIONS. The Funds may invest in "special situations." A special situation arises when, in the opinion of the Adviser, the securities of a company will be recognized and appreciate in value due to a specific anticipated development at that company. Such developments might include a new product, a management change, an acquisition or a technological advancement.

FOREIGN SECURITIES. The Funds may invest without limitation in the securities of foreign issuers in U.S. denominated form known as American Depository Receipts. They may also invest in foreign denominated form (Global Depository Receipts or European Depository Receipts) up to 10% of the respective total assets of BARON ASSET FUND, BARON GROWTH FUND and BARON SMALL CAP FUND, and up to 25% of the total assets of BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND.

--------------------------------------------------------------------------------
1-800-99BARON                                                                 18

INFORMATION ABOUT THE FUNDS                                       BARON FUNDS(r)
================================================================================

OPTIONS AND DERIVATIVES. BARON ASSET FUND may write (sell) covered call options or purchase put options on equity and/or debt securities. BARON GROWTH FUND, BARON SMALL CAP FUND, BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND may sell put options and covered call options and purchase put and call options on equity and/or debt securities. A call option gives the purchaser of the options the right to buy and, when exercised, obligates the writer to sell the underlying security at the exercise price. A put option gives the purchaser of the option the right to sell and, when exercised, obligates the writer to buy the underlying security at the exercise price. The options may be listed or over-the-counter. The Funds may also enter into equity swap agreements and other derivative investments.

OTHER STRATEGIES. The Funds have additional investment strategies and restrictions that govern their activities. For a list of these restrictions and more information about the investment strategies, please see the section "Investment Goals, Strategies and Risks" in the Statement of Additional Information ("SAI"). Those strategies and restrictions that are identified as "fundamental" may only be changed with shareholder approval, while the others may be changed by the Board of Trustees.

ADDITIONAL RISK FACTORS

OPTIONS AND DERIVATIVES. Options may fail as hedging techniques in cases where the price movements of the securities underlying the options do not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options and derivatives depend on the Adviser's ability to anticipate correctly the direction of stock prices, interest rates, and other economic factors. Options may lose all their value in a relatively short period of time. The dealer who takes the other side of a derivative transaction could fail. Where a liquid secondary market does not exist, the Fund would likely be unable to control losses by closing its position.

DEBT SECURITIES. Lower-rated securities may have a higher yield and the potential for a greater return than investment grade securities, but they may also have more risk. Lower-rated securities are generally meant for longer-term investing and may be subject to certain risks with respect to the issuing entity and to market fluctuations. Please see the SAI for more information. The Adviser will also evaluate the securities and the ability of the issuers to pay interest and principal. With lower-rated debt securities, a Fund's ability to achieve its investment goal may be more dependent on the Adviser's credit analysis than might be the case with higher-rated securities. The market price and yield of lower-rated securities are generally more volatile than those of higher-rated securities. Factors adversely affecting the market price and yield of these securities will adversely affect the Fund's net asset value. The trading market for these securities may be less liquid than that of higher-rated securities. Companies that issue lower-rated securities may be highly leveraged or may have unstable earnings, and, consequently, the risk of the investment in the

--------------------------------------------------------------------------------
19                                                            www.BaronFunds.com

BARON FUNDS(r)                                       INFORMATION ABOUT THE FUNDS
================================================================================

securities of such issuers may be greater than with higher-rated securities. The interest bearing features of debt securities carry a promise of income flow, but the price of the securities are inversely affected by changes in interest rates and are therefore subject to the risk of market fluctuations. The market values of debt securities may also be affected by changes in the credit ratings or financial conditions of the issuers.

FOREIGN SECURITIES. Investments in foreign securities may have greater risks than investments in domestic securities and such risks may be unrelated to the price of the securities. Such risks include currency exchange risks, as the value of local currency relates to the U.S. dollar. The value of a foreign security may be worth less in U.S. dollars even if the security increases in value in its own country due to declines in exchange rates or changes in U.S. or foreign laws. Foreign investments are also subject to political and economic risks, particularly in countries with unstable governments, different legal systems and limited industries. In some countries there may be the risk of governments seizing the assets or operations of a company. Further, there may be less governmental supervision of foreign markets, including non-standardized financial reporting and less publicly available information. There is also the risk that the foreign securities may be less liquid, there may be delays in settlement of purchase and sale transactions, and there may not be adequate protection to ensure the other side will complete a transaction.

CONVERTIBLE SECURITIES. Since convertible securities combine the investment characteristics of both bonds and common stocks, these investments absorb the market risks of both stocks and bonds. The combination does, however, make the investment less sensitive to interest rate changes than straight bonds of comparable maturity and quality and usually less volatile than common stocks. Because of these factors, convertible securities are likely to perform differently than broadly-based measures of the stock and bond markets.

BORROWINGS. To the extent a Fund borrows, it must maintain continuous asset coverage of 300% of the amount borrowed. Such borrowing has special risks. Any amount borrowed will be subject to interest costs that may or may not exceed the appreciation of the securities purchased.

illiquid securities. The absence of a trading market could make it difficult to ascertain a market value for illiquid positions. A Fund's net asset value could be adversely affected if there were no ready buyer at an acceptable price at the time the Fund decided to sell. Time-consuming negotiations and expenses could occur in disposing of the shares.

SPECIAL SITUATIONS. Investments in special situations have the risk that the anticipated development does not occur or does not attract the expected attention.

--------------------------------------------------------------------------------
1-800-99BARON                                                                 20

INFORMATION ABOUT THE FUNDS                                       BARON FUNDS(r)
================================================================================

MANAGEMENT OF THE FUNDS

The Board of Trustees (the "BOARD") oversees the management of the Funds. A list of the Trustees and the Funds' officers may be found in the SAI. BAMCO, Inc., the Adviser to the Funds, is located at 767 Fifth Avenue, New York, New York 10153, and is responsible for portfolio management. It is a subsidiary of Baron Capital Group, Inc. ("BCG"). Baron Capital, Inc. ("Baron Capital" or "Distributor"), an SEC registered broker-dealer, member of FINRA (the Financial Industry Regulatory Authority (formerly the NASD)) and the distributor of the shares of the Funds, is also a subsidiary of BCG.

Ronald Baron is the Founder, Chief Executive Officer and Chairman of the Adviser and BCG (and its subsidiaries) and, with his family, is the principal owner of BCG. Linda S. Martinson is the President and Chief Operating Officer of the Adviser and BCG (and its subsidiaries) and has been with the Adviser and BCG since 1983.

The portfolio managers for the Funds are senior members of BAMCO's research team and are responsible for stock selection and portfolio structure. Mr. Baron has been the portfolio manager of BARON GROWTH FUND since its inception. He has managed money for others since 1975.

As of January 23, 2008, Andrew Peck is the sole portfolio manager of BARON ASSET FUND. He had been a co-portfolio manager of the Fund with Mr. Baron since July 23, 2003. Mr. Peck has worked at the Adviser as an analyst since February of 1998. Before that, he was an analyst at a large brokerage firm.

Cliff Greenberg has been the portfolio manager of BARON SMALL CAP FUND since its inception. Mr. Greenberg joined the Adviser in January of 1997. He was a general partner and portfolio manager at HPB Associates, L.P., from January 1990 until he joined the Adviser.

Since March 3, 2006, BARON iOPPORTUNITY FUND has been managed by Michael Lippert. Mr. Lippert has been an analyst for the BARON iOPPORTUNITY FUND since December 2001. From April 2001 to December 2001, Mr. Lippert was a research analyst and general counsel for JLF Asset Management, and from 2000 to 2001 he was a partner at Baker & Botts.

Since May 1, 2006, BARON FIFTH AVENUE GROWTH FUND has been managed by Randall Haase. Mr. Haase was an investment manager at Duquesne Capital Management, LLC, from 2000 to 2005. He worked at Alliance Capital Management, L.P. as a portfolio manager from 1993 to 2000, and as an analyst from 1989 to 1993.

Each of the portfolio managers named above may serve as portfolio managers or analysts for other products offered by affiliates that could conflict with their

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


BARON FUNDS(r)                                       INFORMATION ABOUT THE FUNDS
================================================================================

responsibilities to the Funds for which they are portfolio managers. The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds.

For its services, the Adviser receives a fee payable monthly from the assets of each Fund equal to 1% per annum of the respective average daily net asset value of BARON ASSET FUND, BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND. BARON FIFTH AVENUE GROWTH FUND pays the Adviser 1% per annum for assets under $1 billion, 0.95% per annum for assets greater than $1 billion but less than $2 billion, 0.90% per annum for assets over $2 billion but less than $3 billion, 0.85% per annum for assets over $3 billion but less than $4 billion, and 0.80% per annum for assets greater than $4 billion. A discussion regarding the basis for the approval by the Board of the investment advisory contract for each Fund is available in the Fund's Semi Annual Financial Report to Shareholders for the six months ended March 31, 2007.

12b-1 PLAN

The Funds have adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Funds to pay distribution fees for the sale and distribution of their shares and for services provided to shareholders. A substantial portion of the 12b-1 fees is directed to third parties that provide shareholder servicing to existing shareholders. Because the fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The 12b-1 plan authorizes the Funds to pay, Baron Capital the Distributor, a distribution fee equal to 0.25% per annum of each Fund's average daily net assets. See the SAI for a more detailed listing of the expenses covered by the distribution plan.

THIRD PARTY ARRANGEMENTS. The Adviser, the Distributor or their affiliates, may, at their own expense out of their own financial resources (a source of which may be payment under the Funds' distribution plan), make cash payments for shareholder services to some, but not all brokers, dealers or financial intermediaries, as an incentive to sell shares of the Funds and/or promote retention of their customer's assets in the Funds. These payments, sometimes referred to as "revenue sharing," do not change the price paid by investors to purchase the Funds' shares or the amount the Funds receive as proceeds from such sales.

Revenue sharing payments may be made to brokers, dealers and other financial intermediaries that provide services to the Funds or to shareholders of the Funds, including shareholder servicing, transaction processing, sub-accounting services, marketing support and/or access to sales meetings, sales representatives and

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1-800-99BARON                                                                 22

INFORMATION ABOUT THE FUNDS                                       BARON FUNDS(r)
================================================================================

management representatives of the broker, dealer or other financial intermediaries. Revenue sharing payments may also be made to brokers, dealers and other financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer or other financial intermediary provides shareholder services to Fund shareholders. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

Subject to approval by the Board, the Funds may pay fees to financial intermediaries out of the applicable Fund's assets (in addition to 12b-1 payments), for servicing shareholder accounts. Such financial intermediaries would have omnibus accounts with the Funds' transfer agent and provide shareholder servicing and/or sub-transfer agent services to shareholders or beneficial owners. It is anticipated that any amounts paid by the Funds to such financial intermediaries shall not exceed the amount each Fund would have incurred in maintaining the shareholder accounts for those who invest in the Fund directly rather than through these financial intermediaries. As of December 31, 2007, the Funds have made no such payments.

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


BARON FUNDS(r)                                 INFORMATION ABOUT YOUR INVESTMENT
================================================================================

HOW YOUR SHARES ARE PRICED

The purchase or sale price for your shares is the particular Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading of the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Exchange is open. Your purchase or sale will be priced at the next NAV calculated after your order is accepted by the transfer agent of the Funds, DST Systems, Inc. (the "Transfer Agent"). If you purchase or sell shares through a brokerage firm, bank or other financial institution, your transaction will receive the NAV next calculated after the financial institution receives your order. The Funds have agreements with certain financial institutions which authorize the financial institutions to accept orders or designate third parties to accept orders on behalf of the Funds. If you place your order through these authorized financial institutions, the order will be considered received when the authorized party accepts the order. Those orders will be priced at the NAV next computed after acceptance of the order by the authorized institution or its agent.

The Funds' investments are valued based on the last sale price. Where market quotations are not readily available, or, in the Adviser's judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the securities will be valued by the Adviser using procedures established by the Board. The Adviser has a fair valuation committee comprised of senior executives and certain Trustees, and the committee reports to the Board every quarter. Factors the committee considers when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no assurance, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. The Funds may change the time at which orders are priced if the Exchange closes at a different time or an emergency exists. For securities traded on NASDAQ, the Funds will use the NASDAQ Official Closing Price.

HOW TO PURCHASE SHARES

You may purchase shares of the Funds directly without paying a sales charge. Please use the Funds' "Regular Account Application" form to open an account. Special applications are available to open individual retirement accounts, such as Traditional, Roth, SEP or Simple IRAs (collectively "IRAs" or individually "IRA") and Coverdell accounts. All applications can be found at www.BaronFunds.com/applications. Please complete the application form in its entirety. If you do not provide all the information requested, your application will be returned to you and your investment will not be established. The minimum initial investment is $2,000 per Fund unless you choose to invest through the Baron Automatic Investment Plan (please see page

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1-800-99BARON                                                                 24

INFORMATION ABOUT YOUR INVESTMENT                                 BARON FUNDS(r)
================================================================================

27 of this prospectus). At the sole discretion of the Adviser, the initial investment minimum may be waived for certain investors. Certain financial institutions and administrators which act as intermediaries for investors in the Funds may have systems that are not able to enforce the Funds' minimums. There is no minimum for subsequent purchases except for purchases made through the Funds' website (please see pages 32-33 of this prospectus). The Funds may reject any proposed purchase (please see pages 28-29 of this prospectus for the Funds' policies on short term trading).

Any person or entity with a valid U.S. tax identification number can invest in the Funds. Refer to the Funds' "Anti-Money Laundering Regulations" below for a list of required information. Please call the Funds' transfer agent at 1-800-442-3814 if you have any questions.

ANTI-MONEY LAUNDERING REGULATIONS. As part of the Funds' legal responsibility to fight the funding of terrorism and money laundering activities, the Funds require a detailed verification of the identity of a shareholder and individuals with authority or control over accounts opened by entities such as corporations, partnerships or trusts. When you open an account, the Funds will request such information as is necessary to verify your identity as a shareholder, as well as the identities of any individuals with authority or control over accounts being opened by entities. THE INFORMATION REQUESTED INCLUDES NAME, ADDRESS, DATE OF BIRTH AND U.S. TAXPAYER IDENTIFICATION NUMBER. Please make sure to provide all this required information. Incomplete information will delay your investment. The Funds will not process your investment until all required information has been provided. You will receive the NAV of the Fund(s) in which you are investing on the date that all required information has been provided to the Funds' Transfer Agent. United Missouri Bank of Kansas City, N.A. will hold your investment check for fifteen days or until your check clears to further prevent any fraudulent transactions and until all required anti-money laundering information has been received. Investment funds received by bank wire will also be held by United Missouri Bank of Kansas City, N.A. If the application is not complete, the Funds' representatives will attempt to collect any missing information by contacting you directly. If you purchase the Funds through a broker, a dealer or other financial institution, such broker, dealer or other financial institution will be responsible for collecting such information.

If the application is complete, the Funds will process the investment and will take steps to verify your identity. The Funds may request additional information or documents, if needed, to verify an identity. If the Funds cannot verify your information, the account will be closed and you will receive proceeds based on the next calculated NAV of the Fund(s) in which you invested. If the Funds deem it necessary, and upon written notice to you, the payment of redemption proceeds to you may be suspended to comply with the anti-money laundering regulations applicable to the Funds. The Funds will share the identity of its shareholders with

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



BARON FUNDS(r)                                 INFORMATION ABOUT YOUR INVESTMENT
================================================================================

federal regulators if required to do so by law and may report a failure to verify a shareholder's identity with federal authorities in accordance with applicable law.

HOW TO INVEST WITH THE BARON FUNDS(r)

BY MAIL

To open a new account, send your signed application form by regular mail with your check payable to BARON FUNDS(r) to:

Baron Funds(r)
P.O. Box 219946
Kansas City, MO 64121-9946

or by overnight mail to:

Baron Funds(r)
430 West 7th Street
Kansas City, MO 64105-1514

PLEASE MAKE SURE YOU INDICATE HOW MUCH MONEY YOU WANT INVESTED IN EACH FUND. Checks must be payable in U.S. dollars and must be drawn on a U.S. bank. Third party checks, starter checks, credit cards, money orders, travelers' checks, bearer securities and cash will not be accepted. For IRAs and Coverdell accounts, please specify the year for which the contribution is made. If no year is specified, it will be applied as a current year contribution.

WHEN ADDING TO YOUR ACCOUNT, complete the additional investment form provided at the bottom of your account statement or purchase confirmation. If you do not have that form, write a note with the account number, indicating in which Fund the investment should go, and send it along with your additional investment check. Please note that any investment funded by check will be subject to a fifteen day hold or held until the check clears to prevent any fraudulent transaction. Send it to either the regular or overnight address.

BY WIRE

You can make your initial or additional investments in the Funds by wire. To do so: (1) contact the Funds' Transfer Agent at 1-800-442-3814 to obtain an account number; (2) complete and sign the application form and mail it to Baron Funds(R), P.O. Box 219946, Kansas City, MO 64121-9946; (3) instruct your bank to wire funds to the United Missouri Bank of Kansas City, N.A., ABA No. 1010-0069-5, Account No. 98-7037-101-4; and (4) be sure to specify the following information in the wire: (a) Fund you are buying; (b) your account number; and
(c) your name. The Fund is not responsible for delays in the wiring process.

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1-800-99BARON                                                                 26

INFORMATION ABOUT YOUR INVESTMENT                                 BARON FUNDS(r)
================================================================================

BY TELEPHONE

Once your account is open, and if you have banking instructions on your account, you may add to your investment or exchange among the Baron Funds(R) by speaking with a live representative or by our automated voice recognition system "BaronTel" unless you specifically declined either of these options on your account application. Call 1-800-442-3814 to invest or exchange by telephone (please see page 32 of this prospectus for additional information on exchanges). By choosing this option to make a purchase, you authorize the Funds to draw on your bank account. Please note that for an exchange, your accounts must be identically registered. If you need to add this option to your account, please call 1-800-442-3814 for the forms.

BY INTERNET

You may open a new account through the Baron Funds(R) website by going to www.BaronFunds.com/openaccount. For important information about Internet purchases, please see "Special Information about Baron Funds Website" on pages 32-33 of this prospectus. You may add to an existing account by going to www.BaronFunds.com/myaccount. You must have ACH/Banking instructions on your account in order to make online purchases.

BARON AUTOMATIC INVESTMENT PLAN

The Baron Automatic Investment Plan (the "Plan") is an automatic investment plan offered by the Funds. For any account starting with an investment of less than $2,000, the minimum initial investment is $500 with subsequent monthly investments of as little as $50 automatically invested from your checking account. Once your investment has reached $2,000, you have the option of either discontinuing the Plan by contacting the Funds or continuing to invest in the Funds. If your initial investment is greater than $2,000 and you wish to utilize the Plan for your account, please contact the Funds. To enroll in the Plan, complete the Enrollment Form (available by calling 1-800-99BARON), attach a voided check and mail it with your application either to Baron Funds(R), P.O. Box 219946, Kansas City, MO 64121-9946 or, to the overnight address, Baron Funds(R), 430 West 7th Street, Kansas City, MO 64105-1514.

If your account has already been established without banking instructions and you wish to enroll in the Plan, please send a "signature guaranteed" letter of instruction with a voided check attached to either the regular or overnight address. You can obtain a signature guarantee from most securities firms or banks, BUT NOT FROM A NOTARY PUBLIC.

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


BARON FUNDS(r)                                 INFORMATION ABOUT YOUR INVESTMENT
================================================================================

THROUGH BROKER, DEALERS OR OTHER FINANCIAL INSTITUTIONS

You may purchase shares of the Funds through a broker, a dealer or other financial institution that may charge a transaction fee. If you purchase the shares directly from the Funds, no transaction fee is charged. The Funds also participate in programs with many national brokerage firms where no transaction fee is charged.

POLICIES REGARDING FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage any person who is not a long-term investor from investing in any of the Funds. The Board of the Funds has adopted policies and procedures to minimize frequent purchases and redemptions of Fund shares by shareholders. The Board believes that frequent trading (which may include market timing, short-term trading or excessive trading) of Fund shares has the potential to adversely impact other shareholders of the Funds. All of the Funds make investments for the long-term and have had relatively low turnover of the portfolios (please see page 3 of this prospectus for more information about this long-term approach).

The Board believes that frequent trading of Fund shares causes risks to the Funds and their shareholders. Frequent trading may dilute the value of Fund shares held by long-term shareholders, trigger gains taxable to Fund shareholders, increase brokerage and administrative costs and interfere with the efficient management of the Funds. It may disrupt the Adviser's ability to manage the Funds in accordance with their goals. This disadvantages other shareholders of the Funds and adds to Fund costs, as the Adviser may be required to sell investments prematurely to raise cash to meet redemptions. The impact could be particularly severe for the smaller sized funds such as BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND, because the frequent activity would have a greater impact on each remaining long-term shareholder. The risk to long-term shareholders of Baron Asset Fund, Baron Small Cap Fund and Baron Growth Fund are pronounced because these funds invest in small and medium-sized companies that have potentially less liquidity, therefore the trading-related costs may be greater.

If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from investing in the Funds. THE POLICY OF THE FUNDS IS TO PRESUME THAT A PERSON WHO TRADES IN AND OUT OF A FUND WITHIN SIX MONTHS OR LESS IS NOT A LONG-TERM INVESTOR, although the Adviser, in its sole discretion, will consider evidence that rebuts that presumption including, the existence of extenuating circumstances such as medical emergencies or other hardships. The Adviser will examine information that is reasonably available to it at the time, including information supplied by third parties and the shareholder's investment history, to the extent known, in other mutual funds or investment vehicles (including vehicles managed by the Adviser or its affiliates), and if it is able

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1-800-99BARON                                                                 28

INFORMATION ABOUT YOUR INVESTMENT                                 BARON FUNDS(r)
================================================================================

to identify a person whom the Adviser deems is not a long-term investor, it will attempt to (i) bar the person from returning to the Fund or (ii) reject the investment from the outset.

Although the Adviser may not be able to identify all persons who engage in frequent trading, it will make attempts to minimize frequent trading activity in the Funds. BARON iOPPORTUNITY FUND imposes a 1% short-term trading fee (please see pages 30-31 of this prospectus) to discourage frequent trading. The Funds will not allow exchanges for an investor the Adviser reasonably believes is not a long-term investor.

Certain financial institutions and administrators, which act as intermediaries for investors in the Funds, may have systems that cannot accommodate the Funds' policy regarding the frequent purchases and redemptions of Fund shares. In these limited instances, the Funds must rely on those intermediaries to enforce their own frequent trading policies. If the Adviser reasonably believes that an intermediary is not enforcing its own policy, or the Funds' policy, regarding frequent purchases and redemptions, even though such intermediary has systems that can accommodate the Funds' policy, the Funds may prohibit the intermediary from investing on behalf of any of its clients.

The Funds' policies and procedures may be modified or terminated at any time. The Funds reserve the right to reject any purchase or exchange request for any reason.

HOW TO REDEEM SHARES

You may redeem Fund shares by any of the methods described below. If you are selling shares in an IRA or Coverdell account, please read the information in the IRA or Coverdell plan document. Redemptions will not be made until all of the requirements are met. Redemptions are priced at the next NAV calculated after your redemption request is received in the proper form. If you have recently purchased shares, your redemption request may not be sent to you until the purchase check has cleared your bank, which generally occurs within fifteen calendar days.

BY MAIL

Write a letter that includes the following information: the name of the registered owner(s) of the account; the name of the Fund(s); the number of shares or dollar amount to be redeemed; and the account number. The letter must be signed in exactly the same way the account is registered, including the signature of each joint owner, if applicable. Mail the request to the Transfer Agent at Baron Funds(R), P.O. Box 219946, Kansas City, MO 64121-9946.

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


BARON FUNDS(r)                                 INFORMATION ABOUT YOUR INVESTMENT
================================================================================

A signature guarantee is required for redemptions of more than $50,000 in any quarter (please see the "Special Information About Redemptions" section on page 31 of this prospectus). Normally, within seven days after receipt of a redemption request by the transfer agent in the proper form, the Fund will mail you the proceeds.

BY TELEPHONE

You are automatically granted the telephone redemption option when you open your account, unless you decline the option on your account application or by calling 1-800-442-3814. Once made, your telephone request cannot be changed. There is no minimum amount that you must redeem by telephone from your account. The maximum amount that you may redeem by telephone in any quarter is $50,000 per Fund. You may receive the proceeds by any one of the following methods: (a) we will mail a check to the address to which your account is registered; (b) we will transmit the proceeds by electronic funds transfer to a previously designated bank account (usually a two banking day process); or (c) we will wire the proceeds to a pre-authorized bank account for a $10.00 fee that will be deducted from your redemption proceeds (usually a next banking day process). Banking instructions can be added to your account or changed by sending in a signature guaranteed letter of instruction. Please include your account number in the letter.

The Funds have the right to refuse a telephone redemption if they believe that it is advisable to do so. The Funds will not be responsible for any fraudulent telephone order as long as the Funds and their transfer agent use reasonable procedures to confirm that telephone instructions are genuine.

BY BROKER, DEALER OR OTHER FINANCIAL INSTITUTIONS

Accounts may redeem Fund shares held by a broker, a dealer or other financial institution that may charge a fee. The Funds may have special redemption procedures with certain brokers, dealers or other financial institutions.

SHORT-TERM TRADING FEE

BARON iOPPORTUNITY FUND imposes a short-term trading fee on redemptions and exchanges of shares held for less than six months. The fee is 1% of the redemption value and is deducted from the redemption proceeds. The Fund uses the "first-in, first-out" method to determine the holding period. So, if you bought shares on different days, the shares purchased first will be redeemed first for determining whether the fee applies. The fee is retained by the Fund for the benefit of the remaining shareholders to offset the administrative costs associated with processing

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


INFORMATION ABOUT YOUR INVESTMENT                                 BARON FUNDS(r)
================================================================================

redemptions and exchanges and to offset the portfolio transaction costs and facilitate portfolio management.

The Fund waives the fee for defined contribution plans. The Fund may waive the fee on redemptions if the Adviser believes there exist extenuating circumstances that justify a waiver and it is in the best interest of the Fund. Please check with your account representative before you purchase your shares to determine whether the fee waiver is applicable.

SPECIAL INFORMATION ABOUT REDEMPTIONS

If the amount to be redeemed in any quarter is greater than $50,000 per Fund, all of the signatures on a redemption request must be signature guaranteed. IF YOU HAVE CHANGED YOUR ADDRESS WITHIN 30 DAYS OF A REDEMPTION REQUEST, A
SIGNATURE GUARANTEE IS REQUIRED FOR ANY AMOUNT OF REDEMPTION. For joint accounts, each signature must be signature guaranteed. A signature guarantee helps protect you and the Funds from fraud. You can obtain a signature guarantee from most securities firms or banks, BUT NOT FROM A NOTARY PUBLIC. If you are redeeming $50,000 or less per quarter per Fund, and if the proceeds are to be sent to the address of record (which has not been changed within 30 days), no signature guarantee is required.

Please call the transfer agent at 1-800-442-3814 if you are unsure of any of the requirements. Please remember that the Funds will not redeem your shares until the original letter of instruction with the signature guarantee in proper form has been received by the transfer agent.

The transfer agent may require other documentation from corporations, trustees, executors, and others who hold shares on behalf of someone else. If you have any questions concerning the requirements, please call the transfer agent at 1-800-442-3814. Redemptions will not be made until all of the conditions, including the receipt of all required documentation by the transfer agent, have been satisfied.

A redemption of Fund shares may generate a tax liability.

If you redeem more than $250,000 or 1% of the net asset value of a Fund during any 90-day period, that Fund has the right to pay the redemption price, either totally or partially, by a distribution of portfolio securities instead of cash.

If your account falls below $2,000 because of withdrawals, the Fund may ask you to increase your balance. If it is still below $2,000 after 60 days, the Fund may close your account and send you the proceeds.

The Funds may suspend the normal redemption process from trading on the New York Stock Exchange is suspended or if an emergency exists that reasonably precludes the valuation of the Funds' net assets or if the SEC permits a suspension.

--------------------------------------------------------------------------------
31                                                            www.BaronFunds.com

BARON FUNDS(r)                                 INFORMATION ABOUT YOUR INVESTMENT
================================================================================

HOW TO EXCHANGE SHARES

You may exchange all or a portion of your investment from one Fund into another. You may exchange shares by mail, telephone (speaking with a live representative or using our automated voice recognition system "BaronTel") or through the Baron Funds(r) website. You must not have opted out of the telephone option to do an exchange via telephone or online (please see "Special Information about the Baron Funds(r) Website" below). Any new account established through an exchange will have the same registration, the same privileges and will be subject to the same minimum investment requirements as your original account. There is currently no fee for an exchange. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered a sale for federal income tax purposes, and you may realize a taxable gain or loss. BARON iOPPORTUNITY FUND imposes a short-term trading fee on redemptions and exchanges of shares held less than six months. The Funds reserve the right to cancel the exchange privilege of any investor who uses the exchange privilege excessively. The Fund may change or temporarily suspend the exchange privilege during unusual market conditions (please see the Funds' "Policies Regarding Frequent Purchases and Redemptions of Fund Shares" on pages 28-29 of this prospectus).

OTHER FEES

The Fund may charge a fee of $5 per year, with a maximum charge of $20, to provide historical information for an account. Please call the Funds' transfer agent at 1-800-442-3814 for additional information.

SPECIAL INFORMATION ABOUT THE BARON FUNDS(r) WEBSITE

The Baron Funds(r) website, www.BaronFunds.com, allows you to check your Fund account balance and historical transactions and make purchases of Fund shares or exchanges into other Baron Funds(r). You are automatically granted the online transaction option unless you decline the option on your account application or by calling 1-800-442-3814. To purchase shares online, you must have telephone transaction privileges and bank instructions with respect to your account. Payment for the purchase of Fund shares through the website may be made only through a debit of your bank account at a domestic bank that is a member of the Federal Reserve System.

The Funds impose a limit of $25,000 per initial purchase transaction or subsequent transaction through the website. The minimum initial investment is $2,000 per Fund or if utilizing the Baron Automatic Investment Plan, you can start with an initial investment of $500, with subsequent minimum investments of $50 per month. The minimum investment for subsequent purchases through the website is $10.

--------------------------------------------------------------------------------
1-800-99BARON                                                                 32

INFORMATION ABOUT YOUR INVESTMENT                                 BARON FUNDS(r)
================================================================================

Redemptions cannot be processed via the website. However, shareholders have the option to redeem by telephone or mail (please see the "How to Redeem Shares" section on pages 29-33).

Please be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the Funds' website for transactions is dependent on the Internet, equipment, software, systems, data and services provided by various vendors and third parties. While the Funds, their Distributor and Transfer Agent have established certain security measures, they cannot assure that inquiries, account information or trading activity will be completely secure. There may also be delays, malfunctions or other inconveniences or times when the website is not available for Fund transactions or other purposes. If this occurs, you should consider using other methods to purchase or exchange shares. The Funds, the Distributor, the Transfer Agent and the Adviser are not liable for any delays, malfunctions or unauthorized interception or access to communications or account information.

Neither the Funds, the Distributor, the Transfer Agent nor the Adviser will be liable for any loss, liability, cost or expense for following instructions communicated through the Internet, including fraudulent or unauthorized instructions.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures governing the disclosure of each Fund's portfolio holdings. More detailed information about this policy can be found in the Funds' SAI.

QUARTERLY: The Funds post on the Funds' website, usually on the fifth business day after the quarter end, the top ten long positions held by each Fund. In addition, the Funds post on the website, usually on the tenth business day after quarter end, all long securities positions of each Fund's net assets and the cash position at the just-ended quarter end. All of this information will remain on the website until the next quarter end's information is posted.

MONTHLY: In addition, the Funds post on the website, usually on the tenth business day after month end, the ten largest long positions of each Fund, stated as a percentage of net assets. This information will remain on the website until the next month end's information is posted.

Other information that may be of interest to investors, such as industry breakdowns and a historical analysis of security impact, may be available on the Funds' website. The website address is www.BaronFunds.com. The link to Fund information is http://www.BaronFunds.com/ourfunds. Holdings information for each Fund can be accessed from this link.

--------------------------------------------------------------------------------
33                                                            www.BaronFunds.com

BARON FUNDS(r)                                 INFORMATION ABOUT YOUR INVESTMENT
================================================================================

The Funds may release the portfolio information to persons earlier than the dates stated above only if certain members of senior management of the Funds determine that the release of such information is in the best interest of the Funds' shareholders, that there is a legitimate business purpose, and the recipient agrees in writing to maintain the confidentiality of the information and not to misuse the information. More detailed information about these arrangements can be found in the Funds' SAI.

If the Funds inadvertently release the information prior to the dates stated above to any person, and there was no agreement as described, the Funds will promptly post the information to the website. A Fund may also release what the Adviser reasonably deems to be immaterial information as the Adviser deems appropriate.

No employee of the Funds or the Adviser is allowed to accept compensation or consideration in any form with respect to the release of the Funds' portfolio holdings. "Consideration" includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Adviser. Any exceptions to any of the Funds' disclosure policies are reported to the Board.

DISTRIBUTIONS AND TAXES

Each Fund pay its shareholders dividends from its net investment income and distributes any net realized capital gains once each year. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no charges on reinvestments. After every distribution, the value of a share is automatically reduced by the amount of the distribution. If you elect not to reinvest and the postal or other delivery service is unable to deliver checks to your address of record, your distribution will be reinvested in additional shares at the NAV next determined after the check is returned to the Fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

You are subject to federal income tax on Fund distributions, unless your investment is in an IRA, Coverdell or another tax-advantaged account. The tax status of any distribution is the same regardless of how long you have invested in the Fund and whether you reinvest your distributions or take them in cash. Income and short-term capital gain distributions are taxed at the ordinary income rate. Long-term capital gains distributions are taxed generally as capital gains. The tax status of the annual distribution will be detailed in an annual tax statement from the Fund. Distributions declared by the Fund may also be subject to state and local taxes. You should consult with your own tax adviser regarding your personal tax situation.

If you do not provide a valid U.S. social security or taxpayer identification number, you will be subject to backup withholding for taxes.

--------------------------------------------------------------------------------
1-800-99BARON                                                                 34

INFORMATION ABOUT YOUR INVESTMENT                                 BARON FUNDS(r)
================================================================================

GENERAL INFORMATION

CUSTODIAN, ADMINISTRATOR, TRANSFER AGENT AND DIVIDEND AGENT

State Street Bank and Trust Company ("SSBT"), One Lincoln Street, Boston MA 02111, serves as the custodian for the Funds' cash and securities.

SSBT serves as the administrator to the Funds, provides certain accounting and bookkeeping services, which include maintaining the books of each Fund, calculating daily the income and NAV per share of each Fund and assisting in the preparation of tax returns and reports to shareholders.

DST Systems, Inc. serves as transfer agent and dividend disbursing agent for the Funds.

None of these institutions are responsible for investment decisions for the Funds.

SHAREHOLDER INFORMATION

If you have questions about your account or transactions, please contact the Transfer Agent, DST Systems, Inc., P.O. Box 219946, Kansas City, MO 64121-9946, or by telephone at 1-800-442-3814.

If you have questions about general Fund information, please call 1-800-99BARON or 212-583-2100.

As a Massachusetts business trust, annual shareholder meetings are not required. The Adviser sends semi annual financial reports to shareholders. Pending legal proceedings, if any, are disclosed in the SAI.

PRIVACY NOTICE

Baron Funds(R) collects nonpublic personal information about you from the following sources:

o   Information we receive from you on applications or other forms;
o   Information about your transactions with us, our Adviser, or others; and
o Information we receive from third parties, such as credit reporting agencies.

"Nonpublic personal information" is nonpublic information about you that we obtain in connection with providing a financial product or service to you.

We may share your name and address among other Funds and the Adviser and its affiliates for the purpose of sending you information about products of ours that we believe may be of interest to you and inform you of our upcoming investors' conference and for sending required information.

--------------------------------------------------------------------------------
35                                                            www.BaronFunds.com

BARON FUNDS(r)                                 INFORMATION ABOUT YOUR INVESTMENT
================================================================================

We do not disclose any nonpublic personal information about our customers to anyone, except as permitted or required by law. Examples of permitted disclosures under the law include sharing with companies that work for us to provide you services, such as a transfer agent or mailing house. All such companies that act on our behalf are contractually obligated to keep the information that we provide to them confidential and to use the information only to provide the services that we have asked them to perform for you and us.

We restrict access to nonpublic information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

This pledge is also available at all times on our website, www.BaronFunds.com or by calling 1-800-99BARON.

FOR MORE INFORMATION

Investors who want more information about Baron Funds(r) may obtain the following documents free upon request at the numbers or address below.

SHAREHOLDER REPORTS

Additional information about the Funds' investments is available in the Funds' semi annual financial reports to Shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Additional information is also contained in the SAI dated January 23, 2008. A current SAI is on file with the SEC and is incorporated by reference. You may obtain the SAI and the shareholder reports without charge by writing or calling the Funds.

--------------------------------------------------------------------------------
1-800-99BARON                                                                 36

INFORMATION ABOUT YOUR INVESTMENT                                 BARON FUNDS(r)
================================================================================

TO OBTAIN INFORMATION

         By telephone:    Call 1-800-99BARON (1-800-992-2766)

         By mail:         Write to: BARON FUNDS(r)
                          767 Fifth Avenue
                          New York, NY 10153

         By e-mail:       Send your request to:
                          info@BaronFunds.com

         On the Internet: Text-only versions of Baron Funds(R)
                          documents can be viewed online or
                          downloaded from: www.BaronFunds.com
                          or from the EDGAR database on the
                          SEC's web site at: www.sec.gov

         Other: You can also obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). Copies of this information may be obtained, upon
                          payment of a duplicating fee, by
                          electronic request at
                          publicinfo@sec.gov, or by writing the
                          Public Reference Section of the SEC,
                          Washington, D.C. 20549-0102.

         Ticker Symbols:  Baron Asset Fund                       BARAX
                          Baron Growth Fund                      BGRFX
                          Baron Small Cap Fund                   BSCFX
                          Baron iOpportunity Fund                BIOPX
                          Baron Fifth Avenue Growth Fund         BFTHX

         SEC file number: 811-5032

No person has been authorized to give any information or to make any representations other than those contained in this prospectus or in the related SAI.

--------------------------------------------------------------------------------
37                                                            www.BaronFunds.com

NOTES
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

================================================================================

[PHOTOS]

--------------------------------------------------------------------------------
                                                              www.BaronFunds.com

================================================================================

[PHOTOS]

--------------------------------------------------------------------------------
1-800-99BARON

                             REGISTERED CASTLE LOGO
                             ----------------------
                                    B A R O N
                                  F U N D S (r)

                      767 Fifth Avenue o New York, NY 10153

                                BARON ASSET FUND
                                BARON GROWTH FUND
                              BARON SMALL CAP FUND
                             BARON iOPPORTUNITY FUND
                         BARON FIFTH AVENUE GROWTH FUND

                                767 Fifth Avenue
                            New York, New York 10153
                                 (800) 99BARON
                                  212-583-2100

                          ____________________________

                       STATEMENT OF ADDITIONAL INFORMATION
                                JANUARY 23, 2008

                          ____________________________

     This Statement of Additional Information ("SAI") is not a prospectus. This SAI should be read in conjunction with the Funds' prospectus, dated January 23, 2008, which may be obtained without charge by writing or calling the Funds at the address and telephone number above.

          The Funds' prospectus is incorporated by reference into this SAI and the SAI has been incorporated by reference into the Funds' prospectus. The Funds' audited financial statements are incorporated into this SAI. You may request a copy of the Annual Financial Report at no charge by writing or calling the Funds at the address and number above.

                            ____________________________

     NO  PERSON  HAS  BEEN  AUTHORIZED  TO GIVE ANY  INFORMATION  OR TO MAKE ANY
     REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS SAI OR IN THE RELATED PROSPECTUS.

                                TABLE OF CONTENTS

                                                 PAGE IN
                                                STATEMENT
                                                    OF
                                                ADDITIONAL     PAGE IN
                                                INFORMATION   PROSPECTUS

FUND HISTORY AND CLASSIFICATION ............
 Investment Goals, Strategies and Risks ....
 Investment Restrictions....................

MANAGEMENT THE FUNDS .......................
 Turnover Rate..............................
 Portfolio Managers ........................
 Board of Trustees and Officers ............
 Code of Ethics ............................
 Principal Holders of Shares ...............
 Disclosure Policy..........................
 Investment Adviser ........................
 Proxy Voting ..............................

BROKERAGE ..................................

DISTRIBUTOR ................................
 Distribution Plan .........................

REDEMPTION AND PURCHASE OF SHARES ..........

NET ASSET VALUE ............................

TAXES ......................................

ORGANIZATION AND CAPITALIZATION ............

OTHER INFORMATION ..........................
     Calculations of Performance Data ......

FUND HISTORY AND CLASSIFICATION

EFFECTIVE OCTOBER 22, 2004, the name of BARON ASSET FUND (the "Trust") was changed to BARON INVESTMENT FUNDS TRUST. The Trust is an open-end, diversified management investment company originally organized and established under the laws of the Commonwealth of Massachusetts on February 19, 1987. The Trust is structured to be able to issue shares in multiple series, each constituting a separate portfolio with separate assets and liabilities from any other series. There are five series currently available (individually a "Fund" and collectively the "Funds"):

                                                                             DATE OF COMMENCEMENT OF
NAME OF SERIES                             DATE OF FIRST PUBLIC OFFERING     INVESTMENT TRADING
--------------                             -----------------------------     -----------------------

BARON ASSET FUND                           June 11, 1987                     June 12, 1987

BARON GROWTH FUND (formerly named Baron
Growth & Income Fund)                      December 31, 1994                 January 3, 1995

BARON SMALL CAP FUND                       September 30, 1997                October 1, 1997

BARON iOPPORTUNITY FUND                    February 29, 2000                 March 1, 2000

Baron Fifth Avenue Growth Fund             April 30, 2004                    May 1, 2004

INVESTMENT GOALS, STRATEGIES AND RISKS
--------------------------------------

BARON ASSET FUND's investment goal is to seek capital appreciation through long-term investments primarily in securities of medium-sized growth companies with undervalued assets or favorable growth prospects. BARON ASSET FUND invests for the long-term primarily in medium-sized growth companies with market capitalizations at the time of purchase of between $2.5 billion and $10 billion. BARON GROWTH FUND's investment goal is to seek capital appreciation through long-term investments primarily in small-sized growth companies. BARON GROWTH FUND invests for the long-term primarily in the securities of small-sized growth companies with market capitalizations of up to $2.5 billion. A small-sized growth company is defined as one having a market capitalization of under $2.5 billion at the time of purchase. BARON SMALL CAP FUND's investment goal is to seek capital appreciation through investments primarily in securities of small-sized growth companies. BARON SMALL CAP FUND invests primarily in common stocks of small-sized growth companies with market capitalizations of up to $2.5 billion at the time of purchase. The investment goal of BARON iOPPORTUNITY
FUND is capital appreciation through investments primarily in growth companies that benefit from technology advances. BARON iOPPORTUNITY FUND invests in companies with Internet and information technology related growth opportunities. BARON FIFTH AVENUE GROWTH FUND's investment goal is capital appreciation through investments primarily in the securities of larger growth companies with market capitalizations of greater than $5 billion at the time of purchase.

In addition to the principal investment strategies of the Funds described in the prospectus on pages 3-6 and 18-20, the Funds may use the additional strategies described below. These investment strategies are not fundamental policies and may be changed by the Fund's Board of Trustees (the "Board"). Shareholders would be notified of any material changes. Some of the strategies discussed below are mentioned in the prospectus, but are explained in more detail here.

FOREIGN SECURITIES. BARON ASSET FUND, BARON GROWTH FUND and BARON SMALL CAP FUND may invest up to 10% and BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND may invest up to 25% of their respective total assets directly in the securities of foreign issuers which are not publicly traded in the U.S. and may also invest in foreign securities in domestic markets through depositary receipts or listed securities without regard to this limitation. These securities may involve additional risks not associated with securities of domestic companies, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, or expropriation or confiscatory taxation. Issuers of foreign securities are subject to different, often less detailed, accounting, reporting and disclosure requirements than are domestic issuers. The Funds may invest in securities commonly known as American Depository Receipts ("ADRs"), and in European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other securities convertible into securities of foreign issuers. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a U.S. exchange or in an over-the-counter market. EDRs and GDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or foreign securities. There are no fees imposed on the purchase or sale of ADRs, EDRs or GDRs, although the issuing bank or trust company may impose fees on the purchase of dividends and the conversion of ADRs, EDRs and GDRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying non-U.S. securities, since (i) ADRs are U.S. dollar denominated investments which are easily transferable and for which market quotations are readily available and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs and GDRs are not necessarily denominated in the currency of the underlying security.

REITs. The Funds may invest in the equity securities of real estate investment trusts ("REITs"). A REIT is a corporation or business trust that invests in real estate and derives its income from rents from or sales of real property or interest on loans secured by mortgages on real property. The market value of REITs may be affected by numerous factors, including decreases in the value of real estate, vacancies, decreases in lease rates, defaults by lessees, changes in the tax laws or by their inability to qualify for the tax-free pass-through of their income.

LENDING. The Funds may lend their portfolio securities to institutions as a means of earning additional income. In lending their portfolio securities, the Funds may incur delays in recovery of loaned securities or a loss of rights in the collateral. To minimize such risks, such loans will only be made if the Funds deem the other party to be of good standing and determine that the income justifies the risk. Baron Asset Fund will not lend more than 10% of its total assets and BARON GROWTH FUND, BARON SMALL CAP FUND, BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND will not lend more than 25% of their respective total assets.

MORTGAGE-BACKED SECURITIES. The Funds may invest in mortgage-backed securities that are issued or guaranteed by U.S. Government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. These securities are subject to the risk that prepayments on the underlying mortgages will cause the principal and interest on the mortgage-backed securities to be paid prior to their stated maturities. Mortgage prepayments are more likely to accelerate during periods of declining long-term interest rates. If a prepayment occurs, the Funds may have unanticipated proceeds which it may then have to invest at a lower interest rate, and may be penalized by not having participated in a comparable security not subject to prepayment. The Funds do not anticipate investing more than 5% of their respective assets in such securities.

WHEN-ISSUED SECURITIES. The Funds may invest in debt and equity securities purchased on a when-issued basis. Although the payment and interest terms of when-issued securities are established at the time the purchaser enters into the commitment, the actual payment for and delivery of when-issued securities generally takes place within 45 days. The Funds bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Failure of the issuer to deliver the security purchased on a when-issued basis may result in a loss or missed opportunity to make an alternative investment. The Funds do not anticipate investing more than 5% of their respective assets in such securities.

MEDIUM AND LOWER RATED CORPORATE DEBT SECURITIES. All of the Funds may invest in debt securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be known as "junk bonds." The Funds do not anticipate investing more than 35% of their respective assets in such securities.

The Funds will rely on the judgment, analysis and experience of the Funds' adviser, BAMCO, Inc. (the "Adviser") in evaluating debt securities. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. Ratings by S&P and Moody's evaluate only the safety of principal and interest payments, not market value risk. Because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Adviser monitors corporate debt securities of issuers held in the Funds' equity portfolio. The credit ratings assigned by a rating agency to a security are not considered by the Adviser in selecting a security. The Adviser examines the intrinsic value of a security in light of market conditions and the underlying fundamental values. Because of the nature of medium and lower rated corporate debt securities, achievement by the
Funds  of  their  respective   investment  goals  when  investing  in  such
securities is dependent on the credit analysis of the Adviser. The Adviser could be wrong in its analysis. If the Funds purchased primarily higher rated debt securities, these risks would be substantially reduced.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. The ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected by economic conditions. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in a Fund's portfolio. The secondary market prices of medium and lower grade corporate debt securities are more sensitive to adverse economic changes or individual corporate developments than are higher rated debt securities. Adverse publicity and investor perceptions, whether or not based on rational analysis, and periods of economic uncertainty may also affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in the portfolio that are interest rate sensitive can be expected to fluctuate over time.

To the extent that there is no established market for some of the medium and lower grade corporate debt securities in which the Funds may invest, there may be thin or no trading in such securities and the ability of the Adviser to value accurately such securities may be adversely affected. Further, it may be more difficult for a Fund to sell securities for which no established market exists as compared with securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade corporate debt securities held in a Fund's portfolio, the responsibility of the Adviser to value that Fund's securities becomes more difficult and the Adviser's judgment may play a greater role in the valuation of the Fund's securities due to a reduced availability of reliable goal data.

To the extent that a Fund purchases illiquid securities or securities which are restricted as to resale, that Fund may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. A Fund may be required to incur costs in connection with the registration of restricted securities in order to dispose of such securities, although pursuant to Rule 144A under the Securities Act of 1933 certain securities may be determined to be liquid pursuant to procedures adopted by the Board under applicable guidelines. The Funds may invest in securities of distressed issuers when the intrinsic values of such securities, in the opinion of the Adviser, warrant such investment.

OTHER DEBT SECURITIES. The Funds may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value; pay-in-kind securities pay interest through the issuance of additional securities. The market value of these debt securities generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality. The secondary market value of corporate debt securities structured as zero coupon securities or payment-in-kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but instead, such income is accrued, to the extent that a Fund does not have available cash to meet distribution requirements with respect to such income, the fund could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Investment in such securities also involves certain tax considerations.

BARON GROWTH FUND, BARON SMALL CAP FUND, BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND from time to time may also purchase indebtedness and participations therein, both secured and unsecured, of debtor companies in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. When the Funds purchase a participation interest they assume the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument. The Funds may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company. Some debt securities purchased by the Funds may have very long maturities. The length of time remaining until maturity is one factor the Adviser considers in purchasing a particular indebtedness. The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. There are no established markets for some of this indebtedness and it is less liquid than more heavily traded securities. Indebtedness of the debtor company to a bank are not securities of the banks issuing or selling them. The Funds may purchase loans from national and state chartered banks as well as foreign ones. The Funds may invest in senior indebtedness of the debtor companies, although on occasion subordinated indebtedness may also be acquired. The Funds may also invest in distressed first mortgage obligations and other debt secured by real property. The Funds do not currently anticipate investing more than 5% of their respective assets in trade and other claims.

The Funds may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase that security at a mutually agreed upon time and price. Repurchase agreements could involve certain risks in the event of the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss, including loss of interest on or principal of the security, and costs associated with delay and enforcement of the repurchase agreement. Repurchase agreements with a duration of more than seven days are considered illiquid securities.

As a form of borrowing, the Funds may engage in reverse repurchase agreements with certain banks or non-bank dealers, where the Fund sells a security and simultaneously agrees to buy it back later at a mutually agreed upon price. To the extent a Fund engages in reverse repurchase agreements it will maintain a segregated account consisting of liquid assets or highly marketable securities to cover its obligations. Reverse repurchase agreements may expose the Fund to greater fluctuations in the value of its assets.

SHORT SALES
-----------

BARON GROWTH FUND, BARON SMALL CAP FUND, BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND may sell securities short, either as a hedge against an anticipated decline in a stock price, to reduce portfolio volatility, or in connection with special situations or arbitrage activities. A Fund may also sell a security the Fund owns or a security equivalent in kind or amount to a security the Fund has a right to obtain (for example, a security convertible into the security sold short or a security the Adviser believes will be deliverable upon the closing of a transaction). The Fund may also sell short securities when in the opinion of the Adviser the position is covered by owning a security that has ownership rights to assets that include all of the assets of the security shorted. A Fund may sell a security that the Fund borrows and does not own. To sell short, the Fund must borrow the security to deliver it to the purchaser and later buy that security in the market to return it to the lender. The value of a security sold short could increase and the Fund would have to pay more for the security than it has received from the purchaser in the short sale. A Fund's risk of loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security, even in the case of a short that is fully covered. If the value of the securities increases, the Fund loses the opportunity to participate in the gain of the covered positions. A Fund may sell a security short only on a fully collateralized basis, which requires that the Fund establish and maintain a segregated account.

OPTIONS TRANSACTIONS AND SWAPS
------------------------------

BARON ASSET FUND may write (sell) covered call options or purchase put options on equity and/or debt securities. BARON GROWTH FUND, BARON SMALL CAP FUND, BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND may write (sell) put and covered call options and purchase put and call options on equity and/or debt securities. The Funds may also enter into equity swap transactions. All calls sold by the Funds must be "covered" (i.e., a Fund must own the underlying securities) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes that Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold and a put exposes the Fund to theoretically unlimited liability as the price of the security increases.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation, when exercised, to buy, the underlying security, at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller, if exercised, the obligation to sell, the underlying security at the exercise price. An American style put or call option may be exercised at any time during a fixed period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto, and the Funds may engage in either style option. The Funds are authorized to engage in transactions with respect to exchange-listed options, over-the-counter options ("OTC options") and other derivative investments. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

Rather than taking or making delivery of the underlying security through the process of exercising the option, listed options are usually closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. The hours of trading for listed options may not coincide with the hours during which the underlying instruments are traded. To the extent that the option markets close before the markets for the underlying instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option are negotiated by the parties. The Funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Equity swap transactions are entered into with financial institutions through a direct agreement with the Counterparty, generally an ISDA Master Agreement, the specific terms of which are negotiated by the parties. The Funds may use equity swaps, or other derivative instruments, for hedging purposes against potential adverse movements in security prices or for non-hedging purposes such as seeking to enhance return. The Funds may be required to post collateral for such transactions.

There is no central clearing, or unless the parties provide for it, guaranty function in an OTC option or derivative, including swaps. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument or fails to make a cash settlement payment due in accordance with the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. The Adviser must assess the creditworthiness of each Counterparty to determine the likelihood that the terms of the OTC option or the derivative will be satisfied. The Funds will engage in OTC option transactions and derivatives only with qualified Counterparties. The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of the fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any,) are illiquid, and are subject to a fund's limitations on investments in illiquid securities, unless the Fund has the legal right to terminate the option on not more than seven days notice and the counterparty has a high credit quality rating.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS
--------------------------------------------

Many hedging transactions, in addition to other requirements, require that a Fund segregate liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security or instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require that Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. Hedging transactions may be covered by other means when consistent with applicable regulatory policies.

INVESTMENT RESTRICTIONS
-----------------------

The Funds have adopted investment restrictions, described below, which are fundamental policies of the Funds and may not be changed without the approval by a majority of the Funds' shareholders or, less, at least two-thirds of a quorum of a majority of the shareholders. Unless otherwise noted, all percentage restrictions are measured as of the time of the investment after giving effect to the transaction.

BARON ASSET FUND may not:

     1. Issue senior securities except in connection with any permitted borrowing where the Fund is deemed to have issued a senior security;
     2. Borrow money except from banks for temporary purposes in an amount not exceeding 5% of the Fund's net assets at the time the borrowing is made;
     3. Purchase securities on margin except for short-term credit necessary for the clearance of portfolio transactions;
     4. Make short sales of securities, maintain a short position, or write put options;
     5.   Purchase or sell commodities or commodity contracts;
     6. Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly traded;
     7.   Invest in oil, gas or mineral-related programs or leases;
     8. Invest more than 25% of the value of its total assets in any one industry, except investments in U.S. Government securities;
     9. Purchase the securities of any one issuer other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% and 10% limitations;
     10. Invest more than 10% of the value of the Fund's total assets in securities which are restricted or illiquid or in repurchase agreements maturing or terminable in more than seven days;
     11. Invest in securities of other open end investment companies (except in connection with a merger, consolidation or other reorganization and except for the purchase of shares of registered open-end money market mutual funds if double advisory fees are not assessed), invest more than 5% of the value of the Fund's total assets in more than 3% of the total outstanding voting securities of another investment company or more than 10% of the value of the Fund's total assets in securities issued by other investment companies;

     12. Participate on a joint, or a joint and several, basis in any securities trading account;
     13.  Underwrite securities of other issuers;
     14. Make loans to other persons, except up to 10% of the value of the Fund's total assets in loans of portfolio securities and except to the extent that the purchase of publicly traded debt securities and the entry into repurchase agreements in accordance with the Fund's investment goal and policies may be deemed to be loans;
     15. Mortgage, pledge or hypothecate any portfolio securities owned or held by the Fund, except as may be necessary in connection with permitted borrowing;
     16. Invest more than 5% of its total assets in warrants to purchase common stock;
     17. Purchase securities of any issuer with a record of less than three years' continuous operation, including predecessors, except obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund; or
     18. Purchase or retain any securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a member, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND may not:

     1. Issue senior securities or borrow money or utilize leverage in excess of 25% of its net assets (plus 5% for emergency or other short-term purposes) from banks from time to time.
     2. Except as described in the prospectus or SAI, engage in short-sales, purchase securities on margin or maintain a net short position.
     3. Purchase or sell commodities or commodity contracts except for hedging purposes and in conformity with regulations of the Commodities Futures Trading Commission such that the Fund would not be considered a commodity pool.
     4. Purchase or sell oil and gas interests or real estate. Debt or equity securities issued by companies engaged in the oil, gas or real estate business are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.
     5. Invest more than 25% of the value of its total assets in any one industry, except investments in U.S. Government securities.
     6. Purchase the securities of any one issuer other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% and 10% limitations.
     7.   Underwrite securities of other issuers.
     8. Make loans, except to the extent the purchase of debt obligations of any type (including repurchase agreements and corporate commercial paper) are considered loans and except that the Fund may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the SEC and the securities exchanges where such securities are traded.
     9. Participate on a joint, or a joint and several, basis in any securities trading account.
     10. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with options, loans of portfolio securities, or other permitted borrowings.

     11. Purchase securities of any issuer with a record of less than three years' continuous operations, including predecessors, except obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund.
     12. Invest more than 15% of its assets in restricted or illiquid securities, including repurchase agreements maturing in more than seven days.

As a non-fundamental policy, BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND may not:

     1. Purchase more than 3% of the outstanding voting securities of another registered investment company except in connection with a merger, consolidation or other reorganization or as otherwise permitted by the 1940 Act.

BARON FIFTH AVENUE GROWTH FUND may not:

     1. Issue senior securities or borrow money in excess of amounts permitted by law (which currently requires asset coverage of 300% immediately after such borrowing, subject to exceptions for borrowings of up to 5% for short-term purposes and in an unlimited amount for certain redemptions).
     2. Purchase or sell commodities or commodity contracts in conformity with regulations of the Commodities Futures Trading Commission such that the Fund would not be required to register as a commodity pool.
     3.   Purchase  or  sell  oil  and  gas  interests  or  real  estate.   Debt
          obligations or equity securities issued by companies engaged in the oil, gas or real estate business or secured by oil and gas or real estate are not considered oil or gas interests or real estate for purposes of this restriction.
     4. Underwrite securities of other issuers except insofar as the Fund is the seller of such securities.
     5. Make loans, except to the extent the purchase of debt obligations of any type (including loan participations, repurchase agreements and corporate commercial paper) are considered loans and except that the Fund may lend portfolio securities in compliance with requirements
          established   from  time  to  time  by  the  SEC.
     6. Mortgage, pledge or hypothecate any of its assets, except in connection with borrowings, loans of portfolio securities, or other permitted transactions.
     7. Invest 25% or more of the value of its total assets in any particular industry.

As a non-fundamental policy, BARON FIFTH AVENUE GROWTH FUND may not invest more than 15% of its assets in restricted or illiquid securities, including repurchase agreements maturing in more than seven days.

The SEC currently requires that the following conditions be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modifications.

TURNOVER RATE
-------------

The Adviser expects that the average annual turnover rate of the portfolios of BARON ASSET FUND, BARON GROWTH FUND and BARON FIFTH AVENUE GROWTH FUND should not exceed 50% and of BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND should not exceed 100%. The turnover rate fluctuates depending on market conditions. The turnover rates for the Funds for the past two years ended September 30 are:

Fund                              2007 2006
----                              ---- ----
BARON ASSET FUND                  13%  22%
BARON GROWTH FUND                 21%  21%
BARON SMALL CAP FUND              37%  40%
BARON iOPPORTUNITY FUND           46%  67%
BARON FIFTH AVENUE GROWTH FUND    29% 106%

DISCLOSURE POLICY
-----------------

Information regarding the Funds' policies regarding the disclosure of portfolio information is contained in the prospectus. Disclosures are made on the Funds' website, www.BaronFunds.com. The Funds' disclosure policy is designed to address the interests of shareholders of the Funds, which, the Board feels, minimizes any potential conflicts. The Funds' Chief Compliance Officer reports to the Board every quarter on these and other matters.

The Funds disclose portfolio holdings in connection with the day-to-day operations and management of the Funds, including to the Funds' custodian (daily) and auditors (annually). Portfolio holdings may also be disclosed to other service providers to the Funds, including pricing services (daily), portfolio management and trading systems (daily), and proxy voting systems (quarterly). In these situations, the Funds, the Adviser or the Funds'
distributor, Baron Capital, Inc. (the "Distributor"), have entered into agreements with the service providers whereby they agree to keep the information confidential, and to refrain from trading on the basis of the information. When engaged in purchasing and selling securities for each Fund through brokers, and dealers or other trading platforms, the Funds disclose certain information about one or more of the securities positions they own. The Funds do not have separate non-disclosure agreements with each of these trading entities, but the Funds would immediately cease doing business with any entity the Adviser believes is misusing the information.

MANAGEMENT OF THE FUNDS
-----------------------

PORTFOLIO MANAGERS
------------------

BARON ASSET FUND                  Andrew Peck*
BARON GROWTH FUND                 Ronald Baron
BARON SMALL CAP FUND              Clifford Greenberg
BARON iOPPORTUNITY FUND           Michael Lippert
BARON FIFTH AVENUE GROWTH FUND    Randall Haase

* As of January 23, 2008, Andrew Peck is the sole portfolio manager of Baron Asset Fund. He has been the co-manager of the Fund with Mr. Baron since July 23, 2003.

OTHER ACCOUNTS MANAGED
----------------------

As of December 31, 2007:
----------------------------------------------------------------------------
                                                  Number of     Total
                                                  Additional    Assets
Portfolio Manager         Type of Account          Accounts   (millions)
----------------------------------------------------------------------------
Ronald Baron       Registered Investment
                   Companies                           7        $4,735

                   Other pooled investment              (1)           (1)
                   vehicles                            5        $  254

                   Other Accounts                     55        $  615
----------------------------------------------------------------------------
                   Registered Investment
Andrew Peck        Companies                           1        $   34

                   Other pooled investment
                   vehicles                            1        $  106

                   Other Accounts                      4        $   23
----------------------------------------------------------------------------
Clifford Greenberg Registered Investment
                   Companies                           0        $    0
----------------------------------------------------------------------------
Michael Lippert    Registered Investment
                   Companies                           2        $   45
----------------------------------------------------------------------------

Randall Haase      Registered Investment
                   Companies                           0        $    0

                   Other pooled investment
                   vehicles                            2        $  234
============================================================================
(1)
     For 2 of the accounts with total assets of $131 million, the advisory fee is based on performance, although one account ($102 million) is a fund of funds.

POTENTIAL CONFLICTS OF INTEREST
-------------------------------

Conflicts of interest could arise in connection with managing a Fund along with other Funds and other clients of the Adviser and clients of the Adviser's affiliated investment adviser. Because of market conditions, client investment guidelines and the consideration of such factors as current holidays, cash availability, and diversification considerations, not all investment opportunities will be available to all Funds and clients at all times. The Adviser has joint trading procedures and policies designed to ensure that no Fund or client is systematically given preferential treatment over time. Because an investment opportunity may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among many or all of the Funds and clients managed by the Adviser and its affiliate.

To the extent that a Fund's portfolio manager has responsibilities for managing other client accounts, the portfolio manager may have conflicts of interest with respect to his time and attention among relevant accounts. In addition, differences in the investment restrictions or strategies among a Fund and other accounts may cause a portfolio manager to take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Adviser. While this may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Adviser takes all necessary steps to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons.

A conflict could also arise when a portfolio manager has an investment in one Fund as opposed to another or has a larger investment in one Fund than in others he manages. The Adviser could also receive a performance-based fee with respect to certain accounts.

The Adviser believes that it has policies and procedures in place that address the Funds' potential conflicts of interest. Such policies and procedures address, among other things, trading practices (e.g., brokerage commissions, cross trading, aggregation and allocation of transactions, sequential transactions, allocation of orders for execution to broker-dealers), disclosure of confidential information and employee trading.

COMPENSATION
------------

Mr. Baron has an employment agreement that includes a fixed base salary, a bonus that is roughly equivalent to 42% of his base salary and a performance bonus based on a percentage of the management fees earned on the Funds he manages. The contract is for five years, with automatic one-year extentions thereafter. Mr. Baron also has a line of credit from Baron Capital Group, Inc. and its subsidiaries, BAMCO, Inc., Baron Capital Management, Inc. and Baron Capital, Inc. (collectively the "Firm") and the Firm has agreed to post collateral up to a fixed amount for his personal bank loans. The terms of his contract are based on Mr. Baron's role as the Firm's Founder, Chief Executive Officer, Chief Investment Officer, and his position as portfolio manager for the majority of the Firm's assets under management. Consideration is given to Mr. Baron's reputation, the long-term performance records of the Funds under his management, and the profitability of the Firm.

The compensation for Messrs. Greenberg, Peck, Lippert and Haase includes a base salary and an annual bonus. Their bonuses are subjectively determined by the Firm's Chief Executive Officer. It is based on the assessment of Messrs. Greenberg's, Peck's, Lippert's and Haase's individual long-term investment performance, their respective overall contribution to the Firm, and the Firm's profitability. In addition, Messrs. Greenberg and Peck own equity in Baron Capital Group and are eligible for special bonuses based on the Firm achieving its long-term growth and profitability goals.

OWNERSHIP OF PORTFOLIO MANAGER
------------------------------

As of December 31, 2007, the Portfolio Manager ownership of Fund Shares was:

----------------------------------------------------------------------------
                                                           DOLLAR RANGE OF
PORTFOLIO MANAGER                   FUND                  FUND SHARES OWNED
----------------------------------------------------------------------------
Ronald Baron        BARON ASSET FUND                       Over $1,000,000
                    BARON GROWTH FUND                      Over $1,000,000
                    BARON SMALL CAP FUND                   Over $1,000,000
                    BARON iOPPORTUNITY FUND                Over $1,000,000
                    BARON FIFTH AVENUE GROWTH FUND         Over $1,000,000
---------------------------------------------------------------------------
Andrew Peck         BARON ASSET FUND                       Over $1,000,000
                    BARON SMALL CAP FUND                  $100,001-$500,000
                    BARON iOPPORTUNITY FUND                  $1-$10,000
                    BARON FIFTH AVENUE GROWTH FUND        $100,001-$500,000
---------------------------------------------------------------------------
Clifford Greenberg  BARON SMALL CAP FUND                   Over $1,000,000
===========================================================================

----------------------------------------------------------------------------
                                                           DOLLAR RANGE OF
PORTFOLIO MANAGER                   FUND                  FUND SHARES OWNED
----------------------------------------------------------------------------
Michael Lippert     BARON ASSET FUND                             $0
                    BARON GROWTH FUND                        $1-$10,001
                    BARON SMALL CAP FUND                  $50,001-$100,000
                    BARON iOPPORTUNITY FUND               $100,001-$500,000
                    BARON FIFTH AVENUE GROWTH FUND               $0
---------------------------------------------------------------------------
Randall Haase       BARON FIFTH AVENUE GROWTH FUND         Over $1,000,000
===========================================================================

BOARD OF TRUSTEES AND OFFICERS
------------------------------

The Board oversees the management of the Funds. The following table lists the Trustees and Executive Officers of the Funds, their date of birth, current positions held with the Funds, length of time served, principal occupations during the past five years and other Trusteeships/Directorships held outside the Fund complex. Unless otherwise noted, the address of each Executive Officer and Trustee is Baron Funds, 767 Fifth Avenue, 49th Floor, New York, NY 10153. Trustees who are not deemed to be "interested persons" of the Funds as defined in the 1940 Act are referred to as "Disinterested Trustees." Trustees who are deemed to be "interested persons" of the Funds are referred to as "Interested Trustees." All Trustees listed below, whether Interested or Disinterested, serve as trustee for all five portfolios.

                                                                       PRINCIPAL OCCUPATION(S)                  OTHER
NAME, ADDRESS &                 Position(s) Held     Length of             During the Past              Trustee/Directorships
Date of Birth                    with the Funds     Time Served              Five Years                  Held by the Trustee
---------------                -------------------  ----------- -------------------------------------  ------------------------

INTERESTED TRUSTEES:

Ronald Baron/1 2/              Chief Executive       20 years   Director, Chairman, CEO and CIO: the   None
767 Fifth Avenue               Officer, Chief                   Firm*(2003-Present); President
New York, NY 10153             Investment Officer,              (2004-02/07), Chairman (1999-2004),
DOB: May 23, 1943              Trustee and                      and Trustee (1987-Present): Baron
                               Portfolio Manager                Investment Funds Trust; President
                                                                (2004-02/07), Chairman (2003-2004),
                                                                and Trustee (2003-Present): Baron
                                                                Select Funds; Portfolio Manager:
                                                                Baron USA Partners Fund, Ltd.
                                                                (2003-Present); President: the Firm*
                                                                (03/06-06/07); Portfolio Manager:
                                                                Baron Managed Funds plc
                                                                (2005-Present); President
                                                                (2004-02/07), Chairman (1997-2004),
                                                                and Trustee (1997-06/07): Baron
                                                                Capital Funds Trust.

* The Firm (Baron Capital Group, Inc. with its subsidiaries Baron Capital, Inc., Baron Capital Management, Inc. and BAMCO, Inc.)

                                                                       PRINCIPAL OCCUPATION(S)                  OTHER
NAME, ADDRESS &                 Position(s) Held     Length of             During the Past              Trustee/Directorships
Date of Birth                    with the Funds     Time Served              Five Years                  Held by the Trustee
---------------                -------------------  ----------- -------------------------------------  ------------------------

Linda S. Martinson/ 1 2/       President, Chief      20 years   Director and Secretary: the Firm*      None
767 Fifth Avenue               Operating Officer,               (2003-Present); President and Chief
New York, NY 10153             Secretary and                    Operating Officer: the Firm*
DOB: February 23, 1955         Trustee                          (06/07-Present); General Counsel and
                                                                Vice President: the Firm*
                                                                (2003-2007); President
                                                                (02/07-Present) Trustee
                                                                (1987-Present): Baron Investment
                                                                Funds Trust;President (02/07-Present)
                                                                Trustee (2003-Present): Baron Select
                                                                Funds; Director: Baron USA Partners
                                                                Fund, Ltd. (2006-Present); Director:
                                                                Baron Managed Funds plc
                                                                (2005-Present); President
                                                                (02/07-06/07) Trustee (1998-Present):
                                                                Baron Capital Funds Trust.

DISINTERESTED TRUSTEES:

Norman S. Edelcup /3 4 5/      Trustee               20 years   Director: Marquis Bank (2007-Present)  Director: Marquis Bank
City of Sunny Isles Beach                                       Director: CompX International, Inc.    (2007-Present);
18070 Collins Avenue                                            (diversified manufacturer of           Director: CompX
Sunny Isles Beach, FL 33160                                     engineered components)                 International, Inc.
DOB: May 8, 1935                                                (2006-Present); Mayor (2003-Present),  (diversified
                                                                Commissioner (2001-2003): Sunny Isles  manufacturer of
                                                                Beach, Florida; Director (2001-2006),  engineered components)
                                                                Senior Vice President (2001-2004):     (2006-Present) ;
                                                                Florida Savings Bank; Director:        Director: Valhi, Inc.
                                                                Valhi, Inc. (diversified company)      (diversified company)
                                                                (1975-Present); Trustee: Baron         (1985-1998).
                                                                Investment Funds Trust
                                                                (1987-Present), Baron Capital Funds
                                                                Trust (1997-06/07), Baron Select
                                                                Funds (2003-Present).

David I. Fuente /4 5/          Trustee               3 years    Director (1987-Present): Office        Director: Office Depot
701 Tern Point Circle                                           Depot; Director: Ryder Systems, Inc.   (1987-Present);
Boca Raton, FL 33431                                            (1998-Present); Director: Dick's       Director: Ryder Systems,
DOB: September 10, 1945                                         Sporting Goods, Inc. (1993-Present);   Inc. (1998-Present);
                                                                Trustee: Baron Capital Funds Trust     Director: Dick's
                                                                (2004-06/07), Baron Investment Funds   Sporting Goods, Inc.
                                                                Trust, Baron Select Funds              (1993-Present).
                                                                (2004-Present).

* The Firm (Baron Capital Group, Inc. with its subsidiaries Baron Capital, Inc., Baron Capital Management, Inc. and BAMCO, Inc.)

                                                                       PRINCIPAL OCCUPATION(S)                  OTHER
NAME, ADDRESS &                 Position(s) Held     Length of             During the Past              Trustee/Directorships
Date of Birth                    with the Funds     Time Served              Five Years                  Held by the Trustee
---------------                -------------------- ----------- -------------------------------------  ------------------------

Charles N. Mathewson /4 5/     Chairman and Trustee 20 years;   Chairman Emeritus (October             None
9295 Prototype Drive                                Elected as  2003-Present), Chairman (1986-2003):
Reno, NV 89521                                      Chairman    International Game Technology, Inc.
DOB: June 12, 1928                                  08/04       (manufacturer of
                                                                microprocessor-controlled gaming
                                                                machines and monitoring systems);
                                                                Chairman: Baron Capital Funds Trust
                                                                (2004-06/07), Baron Investment Funds
                                                                Trust, Baron Select Funds
                                                                (2004-Present); Trustee: Baron
                                                                Investment Funds Trust
                                                                (1987-Present), Baron Capital Funds
                                                                Trust (1997-06/07), Baron Select
                                                                Funds (2003-Present).

Harold W. Milner /4 5/         Trustee              20 years    Retired; Trustee: Baron Investment     None
2293 Morningstar Drive                                          Funds Trust (1987-Present), Baron
Park City, UT 84060                                             Capital Funds Trust (1997-06/07),
DOB: November 11, 1934                                          Baron Select Funds (2003-Present).

Raymond Noveck /3 4 5/         Trustee              20 years    Private Investor (1999-Present);       None
31 Karen Road                                                   Trustee: Baron Investment Funds Trust
Waban, MA 02168                                                 (1987-Present), Baron Capital Funds
DOB: May 4, 1943                                                Trust (1997-06/07), Baron Select
                                                                Funds (2003-Present).

David A. Silverman, MD /4 5/   Trustee              20 years    Physician and Faculty: New York        Director: New York Blood
146 Central Park West                                           University School of Medicine          Center (1999-Present).
New York, NY 10024                                              (1976-Present); Trustee: Baron
DOB: March 14, 1950                                             Investment Funds Trust
                                                                (1987-Present), Baron Capital Funds
                                                                Trust (1997-06/07), Baron Select
                                                                Funds (2003-Present).

                                                                       PRINCIPAL OCCUPATION(S)                  OTHER
NAME, ADDRESS &                 Position(s) Held     Length of             During the Past              Trustee/Directorships
Date of Birth                    with the Funds     Time Served              Five Years                  Held by the Trustee
---------------                -------------------  ----------- -------------------------------------  ------------------------

Alex Yemenidjian /4 5/         Trustee               2 years    Chairman and CEO: Armenco Holdings,    Director: Guess?, Inc.
1925 Century Park East                                          LLC (investment company)               (2005-Present);
Suite 1975                                                      (2005-Present); Director: Guess?,      Director: Regal
Los Angeles, CA 90067                                           Inc. (retail) (2005-Present);          Entertainment Group
DOB: December 27, 1955                                          Director: Regal Entertainment Group    (2005-Present);
                                                                (entertainment company)                Director, USC Marshall
                                                                (2005-Present); Director: USC          School of Business Board
                                                                Marshall School of Business Board of   of Leaders
                                                                Leaders (2005-Present); Co-chair:      (2005-Present);
                                                                Imagine the Arts Campaign, California  Co-chair: Imagine the
                                                                State University-Northridge            Arts Campaign,
                                                                (2005-Present); Trustee: American      California State
                                                                Film Institute (2000-Present);         University-Northridge
                                                                Chairman and CEO:                      (2005-Present); Trustee:
                                                                Metro-Goldwyn-Mayer, Inc.              American Film Institute
                                                                (1999-2005); Director: The Lincy       (2000-Present);
                                                                Foundation (1989-Present); Director:   Director: The Lincy
                                                                The United Armenian Fund               Foundation
                                                                (1989-Present); Director and member    (1989-Present);
                                                                of Executive Committee: MGM MIRAGE,    Director: The United
                                                                Inc. (1989-2005); Trustee: Baron       Armenian Fund
                                                                Investment Funds Trust                 (1989-Present); Director
                                                                (2006-Present), Baron Capital Funds    and member of Executive
                                                                Trust (12/06-06/07), Baron Select      Committee: MGM MIRAGE,
                                                                Funds (12/06-Present).                 Inc. (1989-2005).

ADDITIONAL OFFICERS
OF THE FUNDS:

Clifford Greenberg             Senior Vice           11 years   Director and Senior Vice President:    None
767 Fifth Avenue               President and                    the Firm* (2003-Present); Vice
New York, NY 10153             Portfolio Manager                President: Baron Capital, Inc.
DOB: April 30, 1959                                             (1997-2003); Portfolio Manager: Baron
                                                                Small Cap Fund (1997-Present).

Gretta J. Heaney               Vice President and    4 years    Vice President and Chief Compliance    None
767 Fifth Avenue               Chief Compliance                 Officer: the Firm* (2003-Present),
New York, NY 10153             Officer                          Baron Investment Funds Trust, Baron
DOB: July 10, 1960                                              Select Funds (2004-Present), Baron
                                                                USA Partners Fund, Ltd
                                                                (2006-Present), Baron Managed Funds
                                                                plc (2005-Present), Baron Capital
                                                                Funds Trust (2003-06/07).

* The Firm (Baron Capital Group, Inc. with its subsidiaries Baron Capital, Inc., Baron Capital Management, Inc. and BAMCO, Inc.

                                                                      PRINCIPAL OCCUPATION(S)
NAME, ADDRESS &      Position(s) Held           Length of                 During the Past           Other Trustee/Directorships
Date of Birth         with the Funds           Time Served                   Five Years                 Held by the Trustee
---------------      -----------------  ------------------------- --------------------------------- ---------------------------

Patrick M. Patalino  Vice President     (left angle quote) 1 year Vice President and Chief Legal             None
767 Fifth Avenue     and Chief Legal                              Officer: the Firm*, Baron
New York, NY 10153   Officer                                      Investment Funds Trust, Baron
DOB: May 3, 1968                                                  Select Funds, Baron Managed
                                                                  Funds plc, Baron USA Partners
                                                                  Fund, Ltd. (08/07-Present);
                                                                  Managing Director and Chief
                                                                  Operating Officer: Legal and
                                                                  Compliance Division, Morgan
                                                                  Stanley (01/06-06/07); Director
                                                                  of Regulatory Matters: Credit
                                                                  Suisse Securities (USA)
                                                                  (04/04-01/06); Counsel to Vice
                                                                  Chairman: Credit Suisse
                                                                  Securities (USA) (09/02-04/04).

Andrew Peck          Vice President     5 years                   Portfolio Manager: Baron Asset             None
767 Fifth Avenue     and Portfolio                                Fund (01/08-Present); Vice
New York, NY 10153   Manager                                      President: BAMCO, Inc.
DOB: March 25, 1969                                               (2003-Present); Vice President:
                                                                  Baron Investment Funds Trust
                                                                  (2003-Present); Vice President,
                                                                  Research Analyst: Baron Capital,
                                                                  Inc. (1998-Present);
                                                                  Co-Portfolio Manager: Baron
                                                                  Asset Fund (2003-01/08);
                                                                  Co-Portfolio Manager (mid cap
                                                                  accounts): Baron Capital
                                                                  Management, Inc. (04/06-Present).

Susan Robbins        Vice President     20 years                  Director, Vice President and               None
767 Fifth Avenue                                                  Senior Analyst: the Firm*
New York, NY 10153                                                (2003-Present); Vice President:
DOB: October 19,                                                  Baron Investment Funds Trust
1954                                                              (1994-Present), Baron Select
                                                                  Funds (2003-Present), Baron
                                                                  Capital Funds Trust (1998-06/07).

Peggy C. Wong        Treasurer and      20 years                  Chief Financial Officer and                None
767 Fifth Avenue     Chief Financial                              Treasurer: the Firm*
New York, NY 10153   Officer                                      (2003-Present), Baron Investment
DOB: April 30, 1961                                               Funds Trust (1987-Present),
                                                                  Baron Select Funds
                                                                  (2003-Present), Baron USA
                                                                  Partners Fund, Ltd.
                                                                  (1993-Present), Baron Managed
                                                                  Funds plc. (2005-Present), Baron
                                                                  Capital Funds Trust (1998-06/07).

* The Firm (Baron Capital Group, Inc. with its subsidiaries Baron Capital, Inc., Baron Capital Management, Inc. and BAMCO, Inc.
/1/ Trustees deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940 by reason of their employment with the Funds' Adviser and Distributor.
/2/ Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board of Trustees when the full Board of Trustees is not in session.

/3/  Members of the Audit Committee.
/4/  Members of the Nominating Committee.
/5/  Members of the "Non-Interested" Committee.

The Board is responsible for the overall supervision of the operation of the portfolios and the Funds and perform various duties imposed on trustees of investment companies by the 1940 Act and under the Funds' Declaration of Trust and By-laws. Each Trustee listed above also serves as a Trustee of Baron Select Funds, a registered investment company.

The Funds pay each Trustee who is not an interested person of the Fund or the Adviser (each a "Disinterested" Trustee) annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Board. Specifically, each Disinterested Trustee receives a base annual compensation of $27,000 with the Chairman receiving an additional $3,350 for this office. An additional $3,350 each is paid to each Disinterested Trustee for attendance in person at the quarterly Board meetings; $838 is paid per quarterly Board meeting, if the Trustee attends by telephone. The Interested Trustees and Officers receive no direct remuneration in such capacity from the Funds. The Board has established four committees: Audit; Executive; Nominating; and Independent.

There are two members of the Audit Committee. The Audit Committee recommends to the full Board the engagement or discharge of the Funds' independent accountants; directs investigations into matters within the scope of the independent accountants' duties; reviews with the independent accountants the results of the audit; and reviews the independence of the independent accountants. Each member of the Audit Committee receives an aggregate of $3,350 in annual compensation for serving on the Audit Committee. The Audit Committee met three times during the fiscal year ended September 30, 2007.

There are two members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session. Members of the Executive Committee serve on the committee without compensation. There were three meetings of the Executive Committee during the fiscal year ended September 30, 2007.

There are seven members of the Nominating Committee. The Nominating Committee recommends to the full Board those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholders' meeting. The Nominating Committee does not normally consider candidates proposed by shareholders for election as Trustees. Members of the Nominating Committee serve without compensation. There were no meetings of the Nominating Committee during the fiscal year ended September 30, 2007.

There are seven members of the Independent Committee, all of whom serve on the committee without compensation. The committee discusses various Fund matters, including the advisory contract and distribution plan. Its members are all Disinterested Trustees of the Funds. This committee met four times during the fiscal year ended September 30, 2007.

TRUSTEE OWNERSHIP OF FUND SHARES
--------------------------------

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2007:

-------------------------------------------------------------------------------
                                                      AGGREGATE DOLLAR RANGE OF
                                                      EQUITY SECURITIES IN ALL
                                                        REGISTERED INVESTMENT
                                                        COMPANIES OVERSEEN BY
                             DOLLAR RANGE OF EQUITY     TRUSTEE IN FAMILY OF
NAME OF TRUSTEE             SECURITIES IN THE FUNDS     INVESTMENT COMPANIES
-------------------------------------------------------------------------------
INTERESTED:

Ronald Baron                       > $100,000                > $100,000
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                      AGGREGATE DOLLAR RANGE OF
                                                      EQUITY SECURITIES IN ALL
                                                        REGISTERED INVESTMENT
                                                        COMPANIES OVERSEEN BY
                             DOLLAR RANGE OF EQUITY     TRUSTEE IN FAMILY OF
NAME OF TRUSTEE             SECURITIES IN THE FUNDS     INVESTMENT COMPANIES
-------------------------------------------------------------------------------
Linda S. Martinson                 > $100,000                > $100,000
-------------------------------------------------------------------------------
DISINTERESTED:

Norman Edelcup                     >$100,000                  >$100,000
-------------------------------------------------------------------------------
David Fuente                       >$100,000                  >$100,000
-------------------------------------------------------------------------------
Charles Mathewson                  > $100,000                > $100,000
-------------------------------------------------------------------------------
Harold Milner                      > $100,000                > $100,000
-------------------------------------------------------------------------------
Raymond Noveck                     > $100,000                > $100,000
-------------------------------------------------------------------------------
David Silverman                        $0                  $10,001-$50,000
-------------------------------------------------------------------------------
Alex Yemenidjian                   >$100,000                  >$100,000
-------------------------------------------------------------------------------

The Disinterested Trustees do not own any securities of the Adviser, the Distributor or any other entity controlling, controlled by or under common control with the Adviser or Distributor.

TRUSTEE COMPENSATION TABLE
--------------------------

The Trustees of the Funds received the following compensation from the Funds for the fiscal year ended September 30, 2007:

-----------------------------------------------------------------------------------------
                                      PENSION OR                       TOTAL COMPENSATION
                     AGGREGATE    RETIREMENT BENEFITS ESTIMATED ANNUAL   FROM FUND AND
                    COMPENSATION  ACCRUED AS PART OF   BENEFITS UPON   FUND COMPLEX PAID
NAME               FROM THE FUNDS   FUNDS EXPENSES       RETIREMENT       TO TRUSTEES*
-----------------------------------------------------------------------------------------
INTERESTED:

Ronald Baron          $     0             N/A               N/A             $     0
-----------------------------------------------------------------------------------------
Linda S. Martinson    $     0             N/A               N/A             $     0
-----------------------------------------------------------------------------------------
DISINTERESTED:

Norman Edelcup        $43,750             N/A               N/A             $63,924
-----------------------------------------------------------------------------------------
David Fuente          $29,513             N/A               N/A             $42,699
-----------------------------------------------------------------------------------------
Charles Mathewson     $32,025             N/A               N/A             $46,686
-----------------------------------------------------------------------------------------
Harold Milner         $40,400             N/A               N/A             $58,686
-----------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                    PENSION OR                       TOTAL COMPENSATION
                   AGGREGATE    RETIREMENT BENEFITS ESTIMATED ANNUAL   FROM FUND AND
                  COMPENSATION  ACCRUED AS PART OF   BENEFITS UPON     FUND COMPLEX*
NAME             FROM THE FUNDS   FUNDS EXPENSES       RETIREMENT     PAID TO TRUSTEES
---------------------------------------------------------------------------------------
Raymond Noveck      $43,750             N/A               N/A             $63,599
---------------------------------------------------------------------------------------
David Silverman     $40,400             N/A               N/A             $58,686
---------------------------------------------------------------------------------------
Alex Yemenidjian    $40,400             N/A               N/A             $53,786
---------------------------------------------------------------------------------------

* Includes compensation from Baron Capital Funds Trust, which was sold on June 4, 2007.

CODE OF ETHICS
--------------

The Funds, the Adviser and the Distributor have adopted a written Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940 (the "1940 Act"). The Code of Ethics allows employees to invest in securities including, under certain circumstances, securities held by the Funds.

PRINCIPAL HOLDERS OF SHARES
---------------------------

As of December 31, 2007, the following persons were known to the Funds to be the record or beneficial owners of more than 5% of the outstanding securities of the
Funds:

                                  BARON  BARON    BARON      BARON      BARON FIFTH
                                  ASSET  GROWTH SMALL CAP iOPPORTUNITY AVENUE GROWTH
                                  -----  ------ --------- ------------ -------------
CHARLES SCHWAB & Co., Inc.        23.46% 15.53%   25.12%     37.44%        38.16%

NATIONAL FINANCIAL SERVICES CORP. 27.98% 39.77%   22.68%                   18.32%

CHARLES MATHEWSON TRUST                                                     6.73%

RONALD BARON                                                                6.15%

Except for Mr. Baron and the Chuck Mathewson Trust, the above record owners are brokerage firms or other financial institutions that hold stock for the benefit of their respective customers. As of December 31, 2007, all of the officers and Trustees of Baron Investment Funds Trust as a group beneficially owned directly or indirectly 0.73% of BARON ASSET FUND's outstanding shares; 0.18% of BARON GROWTH FUND's outstanding shares; 0.77% of BARON SMALL CAP FUND's outstanding shares; 4.86% of BARON iOPPORTUNITY FUND's outstanding shares and 19.75% of BARON FIFTH AVENUE GROWTH FUND's outstanding shares.

INVESTMENT ADVISER
------------------

The investment Adviser to the Funds is a New York corporation with its principal offices at 767 Fifth Avenue, New York, N.Y. 10153 and a subsidiary of Baron Capital Group, Inc. ("BCG"). Mr. Ronald Baron is the controlling stockholder of BCG and is the Adviser's Chief Investment Officer. Mr. Baron has over 30 years of experience as a Wall Street analyst and has managed money for others for over 30 years. He has been a participant in Barron's Roundtable and has been a featured guest on Wall Street Week, CNN and CNBC/FNN. Pursuant to separate Advisory Agreements with each Fund (each the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services and management to each Fund, including making the day-to-day investment decisions and arranging portfolio transactions for the Funds subject to such policies as the Board may determine. For such services, the Adviser receives an annual fee from BARON ASSET FUND, BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND of 1% of the assets of the respective Fund. BARON FIFTH AVENUE GROWTH FUND pays the Adviser 1% for assets under $1 billion, 0.95% for assets greater than $1 billion but less than $2 billion, 0.90% for assets over $2 billion but less than $3 billion, 0.85% for assets over $3 billion but less than $4 billion, and 0.80% for assets greater than $4 billion.

BARON ASSET FUND incurred advisory expenses of $40,033,325 for the year ended September 30, 2007; $30,729,535 for the year ended September 30, 2006; and $24,082,420 for the year ended September 30, 2005. BARON GROWTH FUND incurred advisory expenses of $64,180,072 for the year ended September 30, 2007; $53,223,049 for the year ended September 30, 2006; and $43,997,569 for the year ended September 30, 2005. BARON SMALL CAP FUND incurred advisory expenses of $32,879,001 for the year ended September 30, 2007; $30,244,958 for the year ended September 30, 2006; and $24,401,721 for the year ended September 2005. BARON iOPPORTUNITY FUND incurred advisory expenses of $1,691,533 for the year ended September 30, 2007; $1,538,749 for the year ended September 30, 2006; and $1,463,915 for the year ended September 30, 2005. BARON FIFTH AVENUE GROWTH FUND incurred advisory expenses of $1,232,114 for the year ended September 30, 2007; $1,307,613 for the year ended September 30, 2006; and $688,368 for the year ended September 30, 2005. The Adviser has contractually agreed to limit the expense ratio for BARON iOPPORTUNITY FUND to 1.5% and for BARON FIFTH AVENUE GROWTH FUND to 1.4%.

Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Funds, and pays the salaries and fees of all officers and Trustees who are interested persons of the Adviser. The Adviser also uses a portion of its assets to pay all or a portion of the charges of third party programs that make the shares of the Funds available to their customers.

The Funds pay all operating and other expenses not borne by the Adviser such as audit, external accounting and legal fees; custodian fees; expenses of registering and qualifying its shares with federal and state securities commissions; expenses in preparing shareholder reports and proxy solicitation materials; expenses associated with each Fund's shares such as dividend disbursing, transfer agent and registrar fees; certain insurance expenses; compensation of Trustees who are not interested persons of the Adviser; and other miscellaneous business expenses. The Funds also pay the expenses of offering the shares of each respective Fund, including the registration and filing fees, legal and accounting fees and costs of printing the prospectus and related documents. Each Fund also pays all taxes imposed on it and all brokerage commissions and expenses incurred in connection with its portfolio transactions.

The Adviser utilizes the staffs of BCG and its subsidiary Baron Capital Management, Inc. ("BCM") to provide research. Directors, officers or employees of the Adviser and/or its affiliates may also serve as officers or Trustees of the Funds or of other funds managed by the Adviser. BCM is an investment adviser to institutional and individual accounts. Clients of BCM and the other Funds managed by the Adviser have investment goals which may or may not vary from those of each other and of the Funds. BCM and the Adviser invest assets in such clients' accounts and in the accounts of principals and employees of BCM and its affiliates in investments substantially similar to, or the same as, those which constitute the principal investments of the Funds. When the same securities are purchased for or sold by a Fund and any of such other accounts, it is the policy of the Adviser and BCM to allocate such transactions in a manner deemed equitable by the Adviser. All trading by employees is subject to the Code of Ethics of the Funds and the Adviser. In certain circumstances the Adviser may make investments for the Funds that conflict with investments being made by BCM. The Adviser may also make investment decisions for a Fund that are inconsistent with the investment decisions for other Funds it manages.

Each Advisory Agreement provides that the Fund may use "Baron" as part of its name for so long as the Adviser serves as investment adviser to that Fund. Each Fund acknowledges that the word "Baron" in its name is derived from the name of the entities controlling, directly and indirectly, the Adviser, which derive their name from Ronald Baron; that such name is the property of the Adviser and its affiliated companies for copyright and/or other purposes; and that if for any reason the Adviser ceases to be that Fund's investment adviser, that Fund will promptly take all steps necessary to change its name to one that does not include "Baron," absent the Adviser's written consent.

Each Advisory Agreement provides that the Adviser shall have no liability to that Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by that Fund on account of any action taken in good faith; provided, that the

Adviser shall not be protected against liabilities arising by virtue of willful misfeasance, bad faith or gross negligence, or reckless disregard of the Adviser's obligations under the Advisory Agreement.

The Advisory Agreements were approved by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act) for BARON ASSET FUND on May 11, 1987, for BARON GROWTH FUND on October 21, 1994, for BARON SMALL CAP FUND on July 29, 1997, for BARON iOPPORTUNITY FUND on January 18, 2000, and for BARON FIFTH AVENUE GROWTH FUND on March 10, 2004 . The Advisory Agreements must normally be approved annually by the Board or a majority of the particular Fund's shareholders and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. Such approval for 2007 was given at a Board of Trustees meeting held on May 15, 2007.

Each Advisory Agreement is terminable without penalty by either the Fund (when authorized by a majority vote of the shareholders or the Trustees) or the Adviser on 60 days' written notice. Each Advisory Agreement shall automatically terminate in the event of its "assignment" (as defined by the 1940 Act). A discussion regarding the basis for the approval by the Board of the investment advisory contract of each Fund is available in the Funds' Semi-Annual Financial Report to Shareholders for the six months ended March 31, 2007.

PROXY VOTING POLICIES AND PROCEDURES
------------------------------------

The Funds have delegated all decision making on proxy voting to the Adviser. The Adviser makes its own independent voting decisions, although it may consider recommendations from third parties in its decision making process. The Adviser makes voting decisions solely in the best interests of the Funds and their shareholders. It is the policy of the Adviser in voting proxies to vote each proposal with the goal of maximizing long-term investment returns for the Funds.

The Adviser  uses  guidelines  which are  reviewed  quarterly  by a Proxy Review
Committee established by the Adviser. While the Adviser makes investment decisions based, in part, on the strength of a company's management team, it will not automatically support management proposals if such proposals are inconsistent with the Adviser's policies.

If it is determined that there is a potential material conflict of interest between the interests of the Adviser and the interests of a Fund, the Committee will review the matter and may either (i) request that the Fund consent to the Adviser's vote, (ii) vote in accordance with the published recommendations of an independent voting organization, or (iii) appoint an independent third party to vote.

A copy of the Firm's Proxy Voting Policies and Procedures is available on the Funds' website, www.BaronFunds.com. The Funds' must current Proxy Voting Record (Form N-PX for the twelve months ended June 30th, which is available after it is filed with the SEC, which filing can be no later than August 31st of each year) is also available on the Funds' website or on the SEC's website at www.sec.gov.

SERVICE AGREEMENTS
------------------

The Funds have agreements with various service providers pursuant to which administrative services such as record keeping, reporting and processing services are provided to the Funds' shareholders.

BROKERAGE
---------

The Adviser is responsible for placing the portfolio brokerage business of the Funds with the goal of obtaining the best net results for the Funds, taking into account prompt, efficient and reliable executions at a favorable price.

Purchase and sale orders are placed with brokers which the Adviser believes will achieve "best execution" of such orders. Best execution involves consideration of a number of factors, including direct net economic results to a Fund, the efficiency with which the transaction is executed, the ability to effect the transaction in the size and price range requested, the ability to effect the transaction with minimum impact on the market, the financial strength and stability of the broker, the broker's familiarity with a particular security, the broker's commitment of resources to executing the transaction, and past experience with a broker.

Baron Capital, Inc., the Adviser's affiliate had been one of the brokers that provided brokerage services to the Funds, but it ceased its brokerage activities in October of 2005.

                                                         For the Fiscal Year Ended 09/30
                                                       ----------------------------------
                                                          2007        2006        2005
                                                       ----------  ----------  ----------
TOTAL COMMISSIONS PAID
BARON ASSET FUND                                       $1,170,206  $  849,211  $  575,404
BARON GROWTH FUND                                      $2,600,189  $2,290,594  $2,449,947
BARON SMALL CAP FUND                                   $3,146,836  $2,943,970  $2,813,126
BARON iOPPORTUNITY FUND                                $  168,443  $  249,538  $  427,721
BARON FIFTH AVENUE GROWTH FUND                         $   35,891  $  113,469  $   72,371

commissions pd to bci^
BARON ASSET FUND                                       $        0  $    8,403  $  168,087
BARON GROWTH FUND                                      $        0  $   14,768  $  578,158
BARON SMALL CAP FUND                                   $        0  $   12,521  $  439,790
BARON iOPPORTUNITY FUND                                $        0  $      886  $   98,717
BARON FIFTH AVENUE GROWTH FUND                         $        0  $      985  $   32,660

% OF AGGREGATE DOLLAR AMOUNT OF COMMISSIONS PD TO BCI^
BARON ASSET FUND                                                0%       0.99%      29.21%
BARON GROWTH FUND                                               0%       0.64%      23.60%
BARON SMALL CAP FUND                                            0%       0.43%      15.63%
BARON iOPPORTUNITY FUND                                         0%       0.36%      23.08%
BARON FIFTH AVENUE GROWTH FUND                                  0%       0.87%      45.13%

% OF AGGREGATE DOLLAR AMOUNT OF TRANSACTIONS INVOLVING
PAYMENT OF COMMISSIONS TO BCI^
BARON ASSET FUND                                                0%       2.31%      51.27%
BARON GROWTH FUND                                               0%       1.41%      46.69%
BARON SMALL CAP FUND                                            0%       1.31%      28.39%
BARON iOPPORTUNITY FUND                                         0%       1.30%      46.52%
BARON FIFTH AVENUE GROWTH FUND                                  0%       0.77%      68.35%

% OF TOTAL TRANSACTIONS (PRINCIPAL & Agency)
Where BCI Acted as Broker^
BARON ASSET FUND                                                0%       2.31%      48.81%
BARON GROWTH FUND                                               0%       1.41%      43.95%
BARON SMALL CAP FUND                                            0%       1.31%      26.53%
BARON iOPPORTUNITY FUND                                         0%       1.30%      42.05%
BARON FIFTH AVENUE GROWTH FUND                                  0%       0.77%      66.98%

--------
^ For the Period October 1, 2005 to October 14, 2005. After October 14, 2005, BCI ceased its brokerage activities.

Under the Investment Advisory Agreements and as permitted by Section 28(e) of the Securities and Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer that provides brokerage and other services to the Adviser an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker-dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is consistent with the Funds' policies and is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Funds or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement. Such research and information may be used by the Adviser or its affiliates to supplement the services it is required to perform pursuant to the Advisory Agreement in serving the Funds and/or other advisory clients of affiliates.

Broker-dealers may be willing to furnish statistical research and other factual information or services to the Adviser for no consideration other than brokerage or underwriting commissions. Research provided by brokers is used for the benefit of all of the Adviser's or its affiliates' clients and not solely or necessarily for the benefit of the Funds. The Adviser's investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort may be used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions.

Investment decisions for the Funds and for other client accounts managed by BCM and the Adviser are made independent of each other in light of differing considerations for the various accounts. The same investment decision may, however, be made for two or more of the Adviser's and/or BCM's accounts. In such event, simultaneous transactions are inevitable. Purchases and sales are averaged as to price where possible and allocated to account in a manner deemed equitable by the Adviser in conjunction with BCM. This procedure could have a detrimental or beneficial effect upon the price or value of the security for the Funds, depending upon market conditions.

DISTRIBUTOR
-----------

DISTRIBUTION OF SECURITIES
--------------------------

The Funds have a distribution agreement with Baron Capital, Inc., an affiliate of the Adviser. The Distributor acts as the agent for the Funds for the continuous public offering of their shares on a best efforts basis pursuant to a distribution plan adopted under Rule 12b-1 under the 1940 Act ("Distribution Plan").

DISTRIBUTION PLAN
-----------------

The Distributor does not receive underwriting commissions, but the Distribution Plan authorizes the Funds to pay the Distributor a distribution or service fee equal to 0.25% per annum of the Funds' average daily net assets. Due to the possible continuing nature of Rule 12b-1 payment s, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by FINRA (the Financial Industry  Regulatory  Authority  (formerly the
NASD)). The distribution fee is paid to the Distributor in connection with its activities or expenses primarily intended to result in the sale of shares and the servicing of shareholder accounts, including, but not limited to, compensation to registered representatives or other employees of the Distributor; compensation to and expenses of employees of the Distributor who engage in or support the distribution of shares or who service shareholder accounts; telephone expenses; preparing, printing and distributing promotional and advertising material; preparing, printing and distributing the prospectus and reports to other than current shareholders; compensation for certain shareholder services; and commissions and other fees to broker-dealers or other persons who have introduced investors to the Fund. The total amount of the fee is payable to the Distributor regardless of the actual expenses incurred, which may be more or less than the distribution fees received by the Distributor. The Distributor or its affiliates may enter into arrangements with third parties to sell the Funds in programs that make the Funds' shares available to their customers and pay such third parties amounts in excess of the 12b-1 fee. The excess amounts typically represent savings of expenses the Funds would otherwise incur in performing record keeping and transfer agency functions. The Adviser reimburses the Distributor for certain of those excess charges.

The Distributor, the Adviser of their affiliates, at their expense, currently provide additional compensation to certain financial intermediaries to make Fund shares available to their customers. These financial intermediaries include retirement plan sponsors, service providers and administrators, which provide recordkeeping and administrative services and other services to retirement plan participants; and banks, broker-dealers, insurance companies, and other service providers that provide distribution-related and shareholder services. The amount of payments made to a financial intermediary in any given year will vary based on the amount of assets attributable to a financial intermediary. These payments help defray the costs incurred by financial intermediaries for, among other things, providing marketing and other services intended to assist in the offer and sale of Fund shares, for shareholder servicing activities, and/or for sub-transfer agency services provided to individual shareholders where a financial intermediary maintains omnibus accounts with the Fund's Transfer Agent.

The expenses listed below are payable by the Funds and are not treated as distribution or service fees under the Distribution Plan even if they are considered to be primarily intended to result in the sale of shares within the meaning of Rule 12b-1 of the 1940 Act: (a) the costs of preparing, printing or reproducing and mailing all required reports and notices to shareholders; (b) the costs of preparing, printing or reproducing and mailing all proxy statements and proxies (whether or not such proxy materials include any item relating to or directed toward the sale of shares); (c) the costs of preparing, printing or reproducing and mailing all prospectuses and statements of additional information to current shareholders; (d) all external legal and accounting fees relating to the preparation of any such report, prospectus, and proxy materials;
(e) all external fees and expenses relating to the qualification of the Funds and/or their shares under the securities or "Blue Sky" laws of any jurisdiction;
(f) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of Shares; (g) all fees and assessments, if any, of the Investment Company Institute or any successor organization, whether or not its activities are designed to provide sales assistance; (h) all costs of preparing and mailing confirmations of shares sold or redeemed and reports of share balances; (i) all external costs of responding to telephone or mail inquiries of shareholders or prospective shareholders; and (j) all other external costs and expenses of an administrative nature.

The Distribution Plan requires that while it is in effect the Distributor report to the Board in writing, at least quarterly, the amounts of all expenditures, the identity of the payees and the purposes for which such expenditures were made for the preceding fiscal quarter. For the fiscal year ended September 30, 2007, BARON ASSET FUND paid distribution fees to the Distributor of $10,008,331 (an additional $2,628,868 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); BARON GROWTH FUND paid distribution fees to the Distributor of $16,045,018 (an additional $6,942,861 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); BARON SMALL CAP FUND paid distribution fees to the Distributor of $8,219,750 (an additional $2,717,541was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); BARON iOPPORTUNITY FUND paid distribution fees to the Distributor of $422,883 (an additional $69,051 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); and BARON FIFTH AVENUE GROWTH FUND paid distribution fees to the Distributor of $308,028 (an additional $52,683 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation).

COMPENSATION TABLE
------------------

The following table discloses compensation received by the Distributor from the Funds for the fiscal year ended September 30, 2007:

-----------------------------------------------------------------------------------------
                               NET UNDERWRITING COMPENSATION ON
                                DISCOUNTS AND   REDEMPTIONS AND  BROKERAGE      OTHER
SERIES                           COMMISSIONS      REPURCHASES   COMMISSIONS COMPENSATION*
-----------------------------------------------------------------------------------------
BARON ASSET FUND                      $0              $0            $0       $10,008,331

BARON GROWTH FUND                     $0              $0            $0       $16,045,018

BARON SMALL CAP FUND                  $0              $0            $0       $ 8,219,750

BARON iOPPORTUNITY FUND               $0              $0            $0       $   422,883

BARON FIFTH AVENUE GROWTH FUND        $0              $0            $0       $   308,028
------------------------------------------------------------------------------------------

*    Fees received pursuant to Distribution Plan.

Trustees of the Funds who were not interested persons of the Funds had no direct or indirect financial interest in the operation of the Distribution Plan or any agreement thereunder. All the interested Trustees had such an interest.

The Distribution Plan has been approved by the Funds' Board, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto. In approving the Distribution Plan, the Board considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. The anticipated benefits include the following: (i) the likelihood of attracting and retaining investments in the Funds and (ii) the consequent reduced expense ratios due to economies of scale, ability to purchase larger blocks of securities, resulting in decreased expenses, and minimization of adverse effects from forced sales of portfolio securities to meet redemptions.

Baron Capital is authorized to make payments to authorized dealers, banks and other financial institutions who have rendered distribution assistance and ongoing shareholder support services, shareholder servicing assistance or record keeping. Certain states may require that any such person be registered as a dealer with such state. The Funds may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Distribution Plan. No preference will be shown in the selection of investments for the instruments of such depository institutions. Baron Capital may also retain part of the distribution fee as compensation for its services and expenses in connection with the distribution of shares. If the Distribution Plan is terminated, the Funds will owe no payments to Baron Capital other than any portion of the distribution fee accrued through the effective date of termination but then unpaid.

Unless terminated in accordance with its terms, the Distribution Plan will continue in effect until, and from year to year thereafter if, such continuance is specifically approved at least annually by the Board and by a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto, with such votes being cast in person at a meeting called for the purpose of such vote.

The Distribution Plan may be terminated at any time by the vote of a majority of the members of the Board who are not interested persons and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto or by the vote of a majority of the outstanding shares. The Distribution Plan may not be amended to increase materially the amount of payments to be made without the approval of the Funds' shareholders. All material amendments must be approved by a vote of the Board and of the Trustees who are not interested persons and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto, with such votes being cast in person at a meeting called for the purpose of such vote.

CUSTODIAN, ADMINISTRATOR,TRANSFER AGENT AND DIVIDEND AGENT
----------------------------------------------------------

Since July 2007, State Street Bank and Trust Company ("SSBT"), One Lincoln Street, Boston, MA 02111 serves as the custodian for the Funds' cash and securities.

SSBT serves as Administrator to the Funds, provides certain accounting and bookkeeping services to include maintaining the books of each Fund, calculating daily the income and net asset value per share of each Fund and assisting in the preparation of tax returns and reports to shareholders. SSBT is compensated for fund accounting based on a percentage of each Fund's net assets, subject to certain minimums plus fixed annual fees for the administrator services.

DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105, is the transfer agent and dividend agent for the Funds.

None of the institutions assists in or is responsible for investment decisions involving assets of the Funds.

REDEMPTION OF SHARES
--------------------

The Funds expect to make all redemptions in cash, but have reserved the right to make payment, in whole or in part, in portfolio securities. Payment will be made other than all in cash if the Board determines that economic conditions exist which would make payment wholly in cash detrimental to a particular Fund's best interests. Portfolio securities to be so distributed, if any, would be selected in the discretion of the Board and priced as described under "Determining Your Share Price" herein and in the Prospectus.

BARON iOPPORTUNITY FUND imposes a short-term trading fee on redemptions and exchanges of its shares held for less than 6 months. The fee is 1% of the redemption value and is deducted from the redemption proceeds. The Fund uses the "first-in, first-out" method to determine the holding period, so if you bought shares on different days, the shares purchased first will be redeemed first for determining whether the fee applies. The fee is retained by the Fund for the benefit of the remaining shareholders to offset the administrative costs associated with processing redemptions and to offset the portfolio transactions and facilitate portfolio management. The Fund waives the fee for defined contribution plans and may waive the fee for other redemptions if the Adviser believes there exist extenuating circumstances that justify a waiver.

NET ASSET VALUE
---------------

As more fully set forth in the prospectus under "How Your Shares are Priced," the net asset value per share of each Fund is determined as of the close of regular trading of the New York Stock Exchange (the "Exchange"), (usually 4:00 p.m. Eastern Standard Time) on each day that the Exchange is open. The Exchange is open all week days that are not holidays. Annually, the Exchange publishes the holidays on which it will be closed. The most recent announcement states it will not be open on New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Securities traded on more than one national securities exchange are valued at the last sale price of the day as of which such value is being determined as reflected at the close of the exchange which is the principal market for such securities.

U.S. Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the bid price from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved by the Board.

TAXES
-----

Each Fund intends to qualify every year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Qualification as a regulated investment company relieves the Funds of Federal income taxes on the portion of their net investment income and net realized capital gains distributed to shareholders. The Funds intend to distribute virtually all of their net investment income and net realized capital gains at least annually to their respective shareholders.

A non-deductible 4% excise tax will be imposed on a Fund to the extent that it does not distribute (including declaration of certain dividends), during each calendar year, (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income (the excess of short and long term capital gain over short and long term capital loss) for each one-year period ending October 31 and (iii) certain other amounts not distributed in previous years. Shareholders will be taxed during each calendar year on the full amount of such dividends distributed (including certain declared dividends not actually paid until the next calendar year).

For Federal income tax purposes, distributions paid from net investment income and from any net realized short-term capital gains are taxable to shareholders as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Code) eligible for a reduced rate of tax, whether received in cash or in additional shares. Distributions paid from net capital gains are taxable as long-term capital gains, whether received in cash or shares and regardless of how long a shareholder has held the shares, and are not eligible for the dividends received deduction. Distributions of investment income (but not distributions of short-term or long-term capital gains) received by shareholders will qualify for the 70% dividends received deduction available to corporations to the extent designated by the Fund in a notice to each shareholder. Unless all of a Fund's gross income constitutes dividends from domestic corporations qualifying for the dividends received deduction, a portion of the distributions of investment income to those holders of that Fund which are corporations will not qualify for the 70% dividends received deduction. The dividends received deduction for corporate holders may be further reduced if the shares with respect to which dividends are received are treated as debt-financed or deemed to have been held for less than forty-six (46) days.

The Funds will send written notices to shareholders regarding the Federal income tax status of all distributions made during each calendar year as ordinary income or capital gain and the amount qualifying for the 70% dividends received deduction.

The foregoing relates to Federal income taxation. Distributions may also be subject to state and local taxes. The Funds are organized as a Massachusetts business trust. Under current law, so long as the Funds qualify for the Federal income tax treatment described above, it is believed that they will not be liable for any income or franchise tax imposed by Massachusetts.

Investors are urged to consult their own tax advisers regarding the application of Federal, state and local tax laws.

ORGANIZATION AND CAPITALIZATION
-------------------------------

GENERAL
-------

BARON INVESTMENT FUNDS TRUST (formerly known as BARON ASSET FUND) is an open-end investment company organized as a series fund and established under the business trust law of The Commonwealth of Massachusetts. The five series currently available are BARON ASSET FUND, BARON GROWTH FUND, BARON SMALL CAP FUND, BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND. Shares entitle their holders to one vote per share on all matters submitted to a vote of shareholders. The Trust's Declaration of Trust provides that no matters need be submitted to shareholders except as required by the 1940 Act. Consequently, matters such as mergers, acquisitions and sales of assets may not require shareholder approval. In the election of Trustees, shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights and are transferable.

SHAREHOLDER AND TRUSTEE LIABILITY
---------------------------------

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund or any series thereof. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Funds or Trustees. The Declaration of Trust provides for indemnification by a Fund for any loss suffered by a shareholder as a result of an obligation of that Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for an act or obligation of that Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

OTHER INFORMATION
-----------------

REGISTERED PUBLIC ACCOUNTANTS
-----------------------------

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, has been selected as the independent registered public accounting firm of the Funds.

LEGAL PROCEEDINGS
-----------------

An action is pending in the United States District Court for the Southern District of New York brought by a shareholder of BARON GROWTH FUND and of Baron Small Cap Fund against these two Funds, their Trustees, and the Distributor. The action alleges improper imposition of 12b-1fees on the Funds that were partially closed to new investors and seeks compensatory damages and to enjoin further 12b-1 fees. A motion to dismiss the complaint is currently pending.

CALCULATIONS OF PERFORMANCE DATA
--------------------------------

Advertisements and other sales literature for the Funds may refer to average annual total return and actual return. Average annual total return is computed by finding the average annual compounded rates of return over a given period that would equate a hypothetical initial investment to the ending redeemable value thereof, as follows:

                                P(1+T)/n/ = ERV

          Where:       P  =   a hypothetical initial payment of $1,000
                       T  =   average annual total return
                      /n/ =   number of years
                     ERV  =   ending redeemable value at the end of
                              the period of a hypothetical $1,000
                              investment made at the beginning of the
                              period

Actual return is computed by measuring the percentage change between the net asset value of a hypothetical $1,000 investment in the Fund at the beginning of a period and the net asset value of that investment at the end of a period.

After-tax returns are included in the table below to show the impact of assumed federal income taxes on an investment in the Funds. A Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund's total return "after taxes on distributions and sale" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects only and are not predictive of future tax effects.

Average Annual Total Return (After Taxes on Distributions) is computed as follows:

                             ATV\\D\\ = P (1+T)/n/

Where:        P =   a hypothetical initial payment of $1,000
              T =   average annual total return (after taxes on distriubtions)
            /n/ =   number of years
       ATV\\D\\ =   ending redeemable value of a hypothetical $1,000
                    investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) is computed as follows:

                            ATV\\DR\\ = P (1+T )/n/

Where:       P =   a hypothetical initial payment of $1,000
             T =   average annual total return (after taxes on distributions
                   and redemption)
           /n/ =   number of years
       ATV/DR/ =   ending redeemable value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions and redemption.

All performance calculations assume that dividends and distributions are reinvested at the net asset value on the appropriate reinvestment dates and include all recurring fees.

Computed in the manner described above, the performance, as of September 30, 2007, for BARON ASSET FUND, BARON GROWTH FUND, BARON SMALL CAP FUND, BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND has been:


                                                                                                          AVERAGE
                                                           AVERAGE AVERAGE            AVERAGE             ANNUAL   CUMULATIVE
                                                           ANNUAL  ANNUAL  CUMULATIVE ANNUAL  CUMULATIVE   SINCE     SINCE
                                                            1 YR    5 YR      5 YR     10 YR    10 YR    INCEPTION INCEPTION
                                                           ------------------------------------------------------------------
BARON ASSET FUND
(Inception Date: 06/11/87)

Return before taxes                                         19.56%  18.31%   131.84%   7.60%    107.94%    13.39%   1182.09%

Return after taxes on distributions                         18.25%  17.53%   124.25%   6.87%     94.36%    12.59%   1010.81%

Return after taxes on distributions & sale of Fund shares   14.18%  15.97%   109.77%   6.41%     86.08%    12.00%    897.63%

S&P 500 (reflects no deductions for fees, expenses or
  taxes)                                                    16.43%  15.44%   104.99%   6.55%     88.63%    10.85%    709.71%

Russell MidCap Growth (reflects no deductions for fees,
  expenses or taxes)*                                       21.22%  20.39%   152.95%   7.47%    105.57%    10.89%^   710.76%^

Russell 2000 (reflects no deductions for fees, expenses or
  taxes)*                                                   12.34%  18.75%   136.14%   7.22%    100.79%     9.83%    571.27%

Russell 2500 (reflects no deductions for fees, expenses or
  taxes)*                                                   15.17%  19.55%   144.23%   9.24%    142.05%    11.64%    834.34%
----------------------------------------------------------------------------------------------------------------------------

* The Adviser believes that the Russell 2000 and the Russell 2500 are no longer appropriate comparison indices for BARON ASSET FUND ("BAF"). The Russell 2000 measures the performance of small companies and the Russell 2500 of small and mid-sized companies. Prior to February 15, 2007, BAF's strategy was to invest in small- and mid-sized companies. Since then, BAF's investment strategy has shifted to mid-sized growth companies. The Adviser believes that the Russell MidCap Growth is more representative of BAF's current investment goal. We will continue to provide the comparison to the  smaller cap indices  until March 31,  2008.
^    For the period June 30, 1987 to September 30, 2007.

                                                                                                          AVERAGE
                                                           AVERAGE AVERAGE            AVERAGE             ANNUAL   CUMULATIVE
                                                           ANNUAL  ANNUAL  CUMULATIVE ANNUAL  CUMULATIVE   SINCE     SINCE
                                                            1 YR    5 YR      5 YR     10 YR    10 YR    INCEPTION INCEPTION
                                                           ------------------------------------------------------------------
BARON GROWTH FUND
(Inception Date: 12/31/94)

Return before taxes                                         21.41%  17.32%   122.21%   11.80%   204.98%    17.44%    676.76%

Return after taxes on distributions                         20.53%  16.99%   119.17%   11.11%   186.69%    16.79%    623.63%

Return afer taxes on distributions & sale of Fund shares    14.94%  15.25%   103.34%   10.23%   164.83%    15.76%    545.95%

Russell 2000 (reflects no deductions for fees, expenses or
  taxes)                                                    12.34%  18.75%   136.14%    7.22%   100.79%    11.05%    280.38%

Russell 2000 Growth (reflects no deductions for fees,
  expenses or taxes)                                        18.94%  18.70%   135.64%    3.65%    43.12%     7.68%    156.73%

S&P 500 (reflects no deductions for fees, expenses or
  taxes)                                                    16.43%  15.44%   104.99%    6.55%    88.63%    11.78%    313.56%
-----------------------------------------------------------------------------------------------------------------------------
BARON SMALL CAP FUND
(Inception Date: 09/30/97)

Return before taxes                                         22.54%  18.06%   129.38%   12.45%   223.30%    12.45%    223.30%

Return after taxes on distributions                         20.36%  17.31%   122.14%   12.03%   211.49%    12.03%    211.49%

Return after taxes on distributions & sale of Fund shares   17.09%  15.77%   107.94%   11.08%   185.99%    11.08%    185.99%

Russell 2000 (reflects no deductions for fees, expenses or
  taxes)                                                    12.34%  18.75%   136.14%    7.22%   100.79%     7.22%    100.79%

Russell 2000 Growth (reflects no deductions for fees,
  expenses or taxes)                                        18.94%  18.70%   135.64%    3.65%    43.12%     3.65%     43.12%

S&P 500 (reflects no deductions for fees, expenses or
  taxes)                                                    16.43%  15.44%   104.99%    6.55%    88.63%     6.55%     88.63%
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                         Average
                                                          Average Average            Average             Annual   Cumulative
                                                          Annual  Annual  Cumulative Annual  Cumulative   Since     Since
                                                           1 YR    5 YR      5 YR     10 YR    10 YR    Inception Inception
                                                          ------------------------------------------------------------------
BARON iOPPORTUNITY FUND
(Inception Date: 02/29/00)

Return before taxes                                        29.45%  29.08%   258.40%                        3.58%     30.57%

Return after taxes on distributions                        29.45%  29.08%   258.40%                        3.56%     30.38%

Return after taxes on distributions & sale of Fund shares  19.14%  26.16%   219.64%                        3.08%     25.85%

NASDAQ Composite (reflects no deductions for fees,
  expenses or taxes)                                       19.62%  18.18%   130.49%                       -7.03%^   -42.48%^

S&P 500 (reflects no deductions for fees, expenses or
  taxes)                                                   16.43%  15.44%   104.99%                        3.15%     26.50%
-----------------------------------------------------------------------------------------------------------------------------
BARON FIFTH AVENUE GROWTH FUND
(Inception Date: 04/30/04)

Return before taxes                                        15.55%                                         10.63%     41.20%

Return after taxes on distributions                        15.55%                                         10.63%     41.20%

Return after taxes on distributions & sale of Fund shares  10.11%                                          9.19%     35.02%

S&P 500 (reflects no deductions for fees, expenses or
  taxes)                                                   16.43%                                         11.88%     46.76%
----------------------------------------------------------------------------------------------------------------------------

^  For the period June 30, 1987 to September 30, 2007.

Performance results represent past performance and are not necessarily representative of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

In addition to advertising average annual and actual return data, comparative performance information may be used in advertising materials about the Funds, including data and other information from sources such as: Lipper Analytical Services, Inc., DA Investment Technologies, Morningstar Inc., Money, Forbes, SEI, Ibbotson, No Load Investor, Growth Fund Guide, Fortune, Barron's, The New York Times, The Wall Street Journal, Changing Times, Medical Economics, Business Week, Consumer Digest, Dick Davis Digest, Dickenson's Retirement Letter, Equity Fund Outlook, Executive Wealth Advisor, Financial World, Investor's Daily, Time, Personal Finance, Investment Advisor, SmartMoney, Rukeyser, Kiplinger's, NAPFA News, US News, Bottomline, Investors Business Daily, Bloomberg Radio, CNBC, USA Today, Mutual Fund Magazine, The Street.com, Bloomberg Personal, Worth, Washington Business Journal, Investment News, Hispanic Magazine, Institutional Investor, Rolling Stone Magazine, Microsoft Investor, Individual Investor, SmartMoney Interactive, Art & Auction, Dow Jones Newswire, Dow Jones News, The Boston Globe, Standard & Poor's Advisor Insight, CBS Market Watch, Morningstar.Net, On Wall Street, Los Angeles Times, Standard & Poor's Outlook, Bloomberg Online, Fund Action, Funds Net Insight, Boston Herald, Dow Jones Investment

Advisor, Annuity.Net.com, Morningstar Fund Investor, Associated Press, Bloomberg Business News, Standard & Poor's Personal Wealth, The Washington Post, The Daily Telegraph (UK), NewsDay, New York Post, Miami Herald, Yahoo Finance, Arizona Republic, Mutual Fund Market News, Chicago Tribune, Investor Force, Pensions and Investments St. Paul Pioneer Press, Deseret News Publishing, Dallas Morning News, PSI Daily, Financial Planning Investment News, Newark Star Ledger, Reuters, Time - European Edition, Registered Representative Magazine, The Daily Deal, Baltimore Sun and Crain's NY Business.

The Fund may also use comparative performance data from indices such as the: Dow Jones Industrial Average, Standard & Poor's 400, 500, Small Cap 600, 1500, or Midcap 400, Value Line Index, Wilshire 4, 500, 5000, or Small Cap, NASDAQ/OTC Composite, New York Stock Exchange, Morgan Stanley Internet Index and the Russell 1000, 2000, 2500, 3000, 2000 Growth, 2000 Value, 2500 Growth, Midcap or
MidCap Growth.

With respect to the rating services, the Fund may use performance information that ranks the Fund in any of the following categories: all funds, aggressive growth funds, value funds, mid-cap funds, small-cap funds, large-cap funds, growth funds, equity income funds, and any combination of the above listed categories.

FINANCIAL STATEMENTS
--------------------

The Funds' financial statements for the year ended September 30, 2007 and the report thereon of PricewaterhouseCoopers LLP, registered public accounting firm, appearing therein, are incorporated by reference in this SAI.

                          BARON INVESTMENT FUNDS TRUST

                            PART C. OTHER INFORMATION


Item 23.  EXHIBITS
          --------

          a.   Declaration of Trust dated February 19, 1987.*
          b.   Amended and Restated By-laws dated February 19, 1987 -
               May 15, 2007^.
          c. Specimen Share Certificates representing shares of beneficial interest of $.01 par value.*
          d. (1) Investment Advisory Agreement between BARON ASSET FUND and BAMCO, Inc.*
               (2) Investment Advisory Agreement between BARON GROWTH FUND and BAMCO, Inc.*
               (3) Investment Advisory Agreement between BARON SMALL CAP FUND and BAMCO, Inc.*
               (4) Investment Advisory Agreement between BARON iOPPORTUNITY FUND and BAMCO, Inc.*
               (5) Investment Advisory Agreement between BARON FIFTH AVENUE GROWTH FUND and BAMCO, Inc.*
          e.   Distribution Agreement with Baron Capital, Inc.*
          f.   Inapplicable.
          g.   (1)  Custodian Agreement with State Street Bank and Trust
                    Company.*
               (2)  Fee Schedule for Exhibit 8(a).*
          h.   Inapplicable.
          i. Opinion and consent of counsel as to legality of shares being registered (filed with Rule 24f-2 Notice).*
          j.   Consent of Independent Certified Public Accountants.^
          k.   Inapplicable.
          l. Letter agreement between the Registrant and the Purchaser of the Initial Shares.*
          m.   Distribution Plan pursuant to Rule 12b-1.*
          n.   Rule 18f-3Plan.*
          o.   Inapplicable.
          p.   Code of Ethics.*


     *    Previously filed.
     ^    Please see attached.

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
          -------------------------------------------------------------

The  following   diagram   indicates  the  persons  under  common  control  with
Registrant, all of which are incorporated in New York.

     Ronald Baron

               controls :     Baron Capital Group, Inc.

      which owns 100% of:     Baron Capital, Inc.
                              BAMCO, Inc.
                              Baron Capital Management, Inc.

Baron Capital, Inc. serves as distributor of Registrant's shares. BAMCO, Inc. serves as investment adviser to Registrant. Baron Capital Management, Inc. is an affiliated investment adviser. All of the above corporate entities file consolidated financial statements. Ronald Baron, Chairman and CEO of Registrant, is the controlling shareholder of Baron Capital Group, Inc. and serves as Chairman and CEO of all the above entities.

Item 25.  INDEMNIFICATION
          ---------------

Article IV of Registrant's Declaration of Trust states as follows:

     Section  4.1. No Personal  Liability  of  Shareholders,  Trustees,  Etc.
     ------------------------------------------------------------------------
     No shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust of its shareholders, in connection with Trust Property of the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property, or to the Property of one or more specific series of the Trust if the claim arises from the conduct of such Trustee, officer, employee or agent with respect to only such Series, for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each shareholder harmless from and against all claims and liabilities, to which such shareholder may become subject by reason of his being or having been a shareholder, and shall reimburse such shareholder out of the Trust Property for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. Indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one of more Series whose shares were held by said shareholder at the time the act or event occurred which gave rise to the claim against or liability of said shareholder. The rights accruing to a shareholder under this Section 4.1 be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a shareholder in any appropriate situation even though not specifically provided herein.

     Section 4.2. Non-Liability of Trustees, Etc.
     -------------------------------------------
     No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its shareholders, or to any shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Section 4.3. Mandatory Indemnification.
     --------------------------------------
     (a) Subject to the exceptions and limitations contained in paragraph (b) below:

          (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

          (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (b) No indemnification shall be provided hereunder to a Trustee or officer:

               (i) against any liability to the Trust or a Series thereof or the shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

               (ii) with respect to any matter as to which he shall have been finally adjudicated not the have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof;

               (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

               (A) by the court or other body approving the settlement or other disposition; or

               (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Non- interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

     (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust or a Series thereof prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
          Section 4.3, provided that either:

               (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust or Series thereof shall be insured against losses arising out of any such advances; or

               (ii) a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a "Non-interested Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.


Item 26. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER
         ---------------------------------------------------

The  business  and  other   connections  of  BAMCO,  Inc.  is  summarized  under
"Management of the Fund" in the Prospectus constituting Part A of the Registration Statement, which summary is incorporated herein by reference.

The business and other connections of the officers and directors of BAMCO, Inc. is currently listed in the investment adviser registration on Form ADV for BAMCO, Inc. (File No. 801-29080) and is incorporated herein by reference.

Item 27. PRINCIPAL UNDERWRITERS
         ----------------------

     (a)  Baron Select Funds

     (b)

       (1)                      (2)                  (3)
                            POSITIONS AND         POSITIONS AND
NAME AND PRINCIPAL          OFFICES WITH          OFFICES WITH
BUSINESS ADDRESS            UNDERWRITER           REGISTRANT
---------------------       -------------------   ------------------------

Ronald Baron                Director,             Trustee,
767 Fifth Avenue            Chairman, CEO         Chief Executive Officer, CIO
 New York, N.Y. 10153       and CIO               and Portfolio Manager

Clifford Greenberg          Director and Senior   Senior Vice President
767 Fifth Avenue            Vice President        and Portfolio Manager
New York, N.Y. 10153

Gretta J. Heaney            Chief Compliance      Chief Compliance Officer and
767 Fifth Avenue            Officer and Vice      Vice President
New York, N.Y. 10153        President

David Kaplan                Vice President        None
767 Fifth Avenue
New York, N.Y. 10153

Matt Kelly                  Vice President        None
767 Fifth Avenue
New York, N.Y. 10153

Michael Lippert             Vice President        Portfolio Manager
767 Fifth Avenue
New York, N.Y. 10153

Linda S. Martinson          Director, President   Trustee, President, Chief
767 Fifth Avenue            Chief Operating       Operating Officer, and
New York, N.Y. 10153        Officer and           Secretary
                            Secretary

Patrick M. Patalino         Vice President and    Vice President and
767 Fifth Avenue            Chief Legal Officer   Chief Legal Officer
New York, N.Y. 10153

Andrew Peck                 Vice President        Vice President and
767 Fifth Avenue                                  Portfolio Manager
New York, N.Y. 10153

Susan Robbins               Director, Vice        Vice President
767 Fifth Avenue            President and Senior
New York, N.Y. 10153        Analyst

David Schneider             Vice President        None
767 Fifth Avenue
New York, N.Y. 10153

Peggy Wong                  Vice President        Treasurer and CFO
767 Fifth Avenue            Treasurer and CFO
New York, N.Y. 10153

    (c) Inapplicable.


Item 28. LOCATION OF ACCOUNTS AND RECORDS
         --------------------------------

Certain accounts, books and other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant, BAMCO, Inc. and Baron Capital, Inc., 767 Fifth Avenue, New York, NY 10153. Records relating to the duties of the Registrant's transfer agent are maintained by DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105 and of the Registrant's custodian and administrator are maintained by State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111

Item 29. MANAGEMENT SERVICES
         -------------------

Inapplicable.


Item 30. UNDERTAKINGS
         ------------

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                    SIGNATURES
                                    ----------

Pursuant to the requirement of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund (certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and) has duly caused this post-effective amendment No. 32 to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and the State of New York on the 23rd day of January, 2008.

                                   BARON INVESTMENT FUNDS TRUST



                                   By: /s/ Ronald Baron
                                       ----------------
                                           Ronald Baron
                                           Chief Executive Officer & CIO


Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment No. 32 to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURES                     TITLE                           DATE
----------                     -----                           ----

/s/ Ronald Baron               Chief Executive Officer, CIO,   January 23, 2008
----------------               Trustee, and Portfolio
    Ronald Baron               Manager


/*s/ Norman S. Edelcup         Trustee                         January 23, 2008
---------------------
     Norman S. Edelcup


/*s/ David I. Fuente           Trustee                         January 23, 2008
--------------------
     David I. Fuente


/s/ Cliff Greenberg            Senior Vice President           January 23, 2008
-------------------            and Portfolio Manager
    Cliff Greenberg


/s/ Gretta J. Heaney           Vice President and              January 23, 2008
--------------------           Chief Compliance Officer
    Gretta J. Heaney


/s/ Linda S. Martinson         President, Chief Operating      January 23, 2008
----------------------         Officer, Secretary,
    Linda S. Martinson         and Trustee


/*s/ Charles N. Mathewson      Chairman and Trustee            January 23, 2008
-------------------------
     Charles N. Mathewson

/*s/ Harold Milner             Trustee                         January 23, 2008
------------------
     Harold Milner


/*s/ Raymond Noveck            Trustee                         January 23, 2008
------------------
     Raymond Noveck


/s/ Patrick M. Patalino        Vice President and              January 23, 2008
-----------------------        Chief Legal Officer
    Patrick M. Patalino


/s/ Andrew Peck                Vice President and              January 23, 2008
---------------                Portfolio Manager
    Andrew Peck


/s/ Susan Robbins              Vice President                  January 23, 2008
-----------------
    Susan Robbins


/*s/ David A. Silverman        Trustee                         January 23, 2008
-----------------------
     David A. Silverman


/s/ Peggy Wong                 Treasurer (Principal            January 23, 2008
---------------                Financial & Accounting
    Peggy Wong                 Officer) and CFO


/s/ Alex Yemenidjian           Trustee                         January 23, 2008
---------------------
    Alex Yemenidjian










*By: /s/ Linda S. Martinson
    -----------------------
         Linda S. Martinson
         Attorney-in-fact pursuant to a power of attorney previously filed.

Dated:  January 23, 2008